Exhibit 10.1

July 24, 2007

Jim Cruckshank

MathStar

19075 NW Tanasbourne Drive

Hillsboro, Or 97124

Dear Mr. Cruckshank:

Reference is made to that certain Lease dated June 1, 2005, and as amended September 23, 2005 by and between MARK TANASBOURNE LLC, an Oregon limited liability company, Landlord and MATHSTAR, a Minnesota corporation, Tenant.

This letter shall serve as an amendment to said Lease and shall change only the following terms and conditions:

PREMISES:

Effective upon substantial completion of the tenant improvements, Suite 290, an area of approximately 2,360 rentable square feet, as shown on the attached Exhibit A (“Second Expansion Premises”) shall be added to the Premises.

TENANT’S PROPORTIONATE SHARE:

Effective upon substantial completion, Tenant’s proportionate share for the Second Expansion Premises shall be 3.39% with a Base Year of 2007. The proportionate share for the Total Premises shall be 20.65%.

BASE MONTHLY RENTAL:	Effective upon substantial completion of the tenant improvements Base Monthly Rental for the Second Expansion Premises shall be as follows:

	Substantial compl – 6/30/08	21.63	$4,253.90/mo.
	7/1/08 – 6/30/09	22.68	$4,460.40/mo.
	7/1/09 – 6/30/10	22.95	$4,513.50/mo.
	7/1/10 – 2/28/11	23.64	$4,649.20/mo.
	3/1/11 – 8/31/11	24.35	$4,788.83/mo.

LEASE EXTENSION, SUITES 200 AND 210:	The lease of the existing premises, Suites 200 and 210 shall be extended to August 31, 2011.

TENANT IMPROVEMENTS	Landlord shall improve the leased premises per the attached Exhibit “B”. Any and all other improvements shall be at the sole cost of the Tenant.

OPTION TO TERMINATE	There are no further options to terminate.

111 SOUTHWEST COLUMBIA, SUITE 1380 • PORTLAND, OREGON 97201 • TELEPHONE: 15031 223-.9203 FAX:(503) 223-4606 www.melvinmark.com

CORE Worldwide Commercial Real Estate Services • Portland • Seattle • San Francisco • Sacramento • Long Beach • Los Angeles • San Diego • Honolulu • Denver
Phoenix • Dallas • Houston • Chicago • New York • Boston • Hartford • Baltimore • Washington D.C. • Orlando • Atlanta • Toronto • London

MathStar

July 24, 2007

All other terms and conditions of said Lease shall remain the same. If the terms of this Amendment meet with your approval, please sign all copies and return to us for execution by Mark Tanasbourne LLC, Landlord. We will return one fully executed copy for each of your files.

Thank you.

Sincerely,

/s/ M. James Mark
M. James Mark
Chief Executive Officer
Melvin Mark Companies

MARK TANASBOURNE LLC		MATHSTAR, a Minnesota Corporation
an Oregon limited liability company

By:	Mark Properties Limited Partnership
	an Oregon limited partnership	By:	/s/ James W. Cruckshank
Managing Member

By:	Mark Management LLC	Its:	VP Admin/CFO
an Oregon limited liability company
General Partner

By:	/s/ M. James Mark
M. James Mark
Manager

MathStar

July 24, 2007

EXHIBIT A

FLOOR PLAN

MIN. W/CLSR.
Electrical location for table?
Electrical location for table?
Verify base feed locations?
1
2
3
4
5
6
7
8
9
10
3
4

Mathstar

Atrium Space 06.26.07

MathStar

July 24, 2007

EXHIBIT B

CONSTRUCTION BUDGET SHEET

MELVIN MARK CONSTRUCTION COMPANY
CONSTRUCTION BUDGET SHEET

TENANT:	MathStar

BUILDING:	Sunset Center
SUITE:	# 200
RSF:	$35.02/rsf

JOB NO:

ESTIMATE DATE:	July 16, 2007		revised 07/19/07
PLAN DATE:	July 3, 2007

DESCRIPTION	QUOTE		DESCRIPTION		QUOTE

Demo existing reception wall	75.00		Furnish & install (29) 2X4 light fixtures:
			(1) new exit sign, (3) emergency 2X4
Demising wall and installation	3,135.00		fixtures; (8) 120 volt duplex outlets;
New sheetrock partition walls w/ Insulation	6,640.00		(4) light switches; (4) power base
Exterior shell walls and vapor barrier	1,210.00		feeds; (2) floor feeds; (1) power for
Carpet protection	105.00		card reader; VHV power connection;
Pick up and haul materials and clean up	736.00		(6) phone/data boxes: fire alarm
			devices; furnish and install (4) new
Furnish and install new doors, frames and			fluorescent recessed down lights w/
relites	7,084.00		dimming ballasts & (2) fluorescent
			dimmer switches		15,698.00
Install building stock ceiling title and grid	4,486.00
			New duct work, temperature sensors;
New fire protection sprinklers	3,146.00		Install (i) new VHV cooling unit		10,475.00

Paint walls, doors, frames & relite frames	1,675.00		Furnish & install new direct glue		4,713.00
			carpet to match existing; floor prep		106.00
(10) exterior & (2) interior mini-blinds	1,560.00
			MMC labor		350.00
Furnish & Install new 4” rubber base	427.00		Construction clean up		575.00
			Contingency		500.00
(THIS IS NOT AN INVOICE)			SUB TOTAL #1		62,696.00
			PERMITS & INSPECTIONS		1,700.00
			OVERHEAD & FEE		9,659.40
			SUB TOTAL #2		74,055.40
			ARCHITECT FEE		1,500.00
			DESIGNER FEE		0.00
			TOTAL ESTIMATED COST		75,555.40
CLARIFICATIONS:

AUTHORIZATION SIGNATURES:

MMCC:	/s/ David W. Zier		Date:	7/19/07
David W. Zier, President

TENANT:	/s/ [ILLEGIBLE]		Date:	07/19/07

THIS WORK IS TO BE PAID FOR BY:	Tenant	—
	Owner	—

SUNSET CENTER AT TANASBOURNE

OFFICE LEASE AGREEMENT

Between

MARK TANASBOURNE LLC,

an Oregon limited liability company

(“Landlord”)

And

MATHSTAR,

a Minnesota corporation

(“Tenant”)

Dated: June 1, 2005

12.	SECTION 12 REPAIRS AND MAINTENANCE		8
	12.1	Landlord’s Obligations	8
	12.2	General	8
	12.3	Manner	9
	12.4	Waiver	9

13.	SECTION 13 ELECTRIC ENERGY		9
	13.1	High Voltage Equipment	9
	13.2	Cost of Increasing Capacity	9

14.	SECTION 14 CLIMATE CONTROL		9

15.	SECTION 15 OTHER SERVICES		10
	15.1	Elevators	10
	15.2	Cleaning	10
	15.3	Removal of Excess Refuse	10
	15.4	Building Directory	10
	15.5	Signs	10

16.	SECTION 16 ACCESS		11

17.	SECTION 17 INDEMNIFICATION		11

18.	SECTION 18 DAMAGE OR DESTRUCTION		11
	18.1	General	11
	18.2	Rent Abatement	12

19.	SECTION 19 EMINENT DOMAIN		12
	19.1	Total Condemnation	12
	19.2	Partial Condemnation	12
	19.3	Effect of Termination or Continuation	12
	19.4	Award	12

20.	SECTION 20 SURRENDER		12

21.	SECTION 21 EVENTS OF DEFAULT		13
	21.1	Events of Default	13

22.	SECTION 22 REMEDIES UPON DEFAULT		13
	22.1	Remedies	13
	22.2	Cumulative Remedies	14
	22.3	Interest on Damages	14

23.	SECTION 23 CURING TENANT’S DEFAULTS		14

24.	SECTION 24 BROKER		14

25.	SECTION 25 NOTICES		14

26.	SECTION 26 ESTOPPEL CERTIFICATES		15

27.	SECTION 27 RELOCATION OF PREMISES		15

28.	SECTION 28 PARKING		15

29.	SECTION 29 MISCELLANEOUS		15
	29.1	Entire Agreement	15
	29.2	Successors and Assigns	15
	29.3	Nonrecourse Lease	16
	29.4	Force Majeure	16
	29.5	Effect of Failure to Consent	16
	29.6	Rules and Regulations	16
	29.7	Tenant Holdover	16
	29.8	Tenant Representations	16
	29.9	Non-Waiver	17
	29.10	Square Footage Calculations Approximate	17
	29.11	Time	17
	29.12	Late Fees	17
	29.13	Attorneys’ Fees	17
	29.14	Quiet Enjoyment	17
	29.15	Severability	17
	29.16	Incorporation of Exhibits	18

	Exhibit A - Outline of Premises

	Exhibit A-1 – Outline of Expansion Space

	Exhibit B- Legal Description of Land

	Exhibit C- Work Agreement

	Exhibit C-1 - Plan

	Exhibit C-2 – General Specifications for Tenant Improvements

	Exhibit C-3 – Construction Budget Sheet

	Exhibit D - Estoppel Certificate

	Exhibit E - Rules and Regulations

	Exhibit F-1 – Monument View 1

	Exhibit F-2 – Monument View 2

	Addendum to Lease

SUMMARY OF FUNDAMENTAL PROVISIONS

DATED:	June 1, 2005

BETWEEN:	MARK TANASBOURNE LLC, an Oregon limited
	liability company	(“Landlord”)

AND:	MATHSTAR, a Minnesota corporation	(“Tenant”)

1.	TERM:

	A.	Estimated Commencement Date: July 1, 2005 (see Section 1.3).

	B.	Estimated Expiration Date: December 31, 2010 (see Section 1.3).

	C.	Length of Term: Sixty-six (66) months

2.	BUILDING: 19075 NW Tanasbourne Drive, Hillsboro, Oregon 97124.

3.	PROJECT: Sunset Center at Tanasbourne.

4.	PREMISES: 6,473 rentable square feet on the second (2nd) floor(s) of the Building (see Exhibit “A”).

5.	BASE RENT:

Annual Rate Per
	Months	Rentable Square Foot	Monthly Base Rent

Commencement Date
	through 6th month	$21.00	Abated
	7th month – 18th month	$21.00	$11,327.75
	19th month – 30th month	$21.63	$11,667.58
	31st month – 42nd month	$22.28	$12,018.20
	43rd month – 54th month	$22.95	$12,379.61
	55th month – 66th mouth	$23.64	$12,751.81

6.	SECURITY DEPOSIT: $12,751.81 (see Section 5).

7.	TENANT’S PROPORTIONATE SHARE OF OPERATING EXPENSES AND OF TAXES: 9.3 percent (see Section 3 and Section 4).

8.	BASE YEAR: 2005

9.	USE OF PREMISES: Office Use.

10.	PARKING SPACES: 1 space for every 250 rentable square feet of leased Premises.

11.	NOTICE ADDRESSES:

	Landlord:	Mark Tanasbourne LLC
c/o Melvin Mark Brokerage Company
111 SW Columbia Street, Suite 1380
Portland, OR 97201

Tenant:	MathStar, a Minnesota corporation
19075 NW Tanasbourne Drive, Suite 200
Hillsboro, OR 97124

12.	LANDLORD’S BROKER:	M. James Mark, Melvin Mark Brokerage Company

13.	TENANT’S BROKER:	Gordon King, Colliers International

OFFICE LEASE AGREEMENT

DATED:	May 18, 2005

BETWEEN:	MARK TANASBOURNE, LLC, an Oregon limited
	liability company	(“Landlord”)

AND:	MathStar, a Minnesota corporation (“Tenant”)

SECTION 1                           DEMISE AND PREMISES

1.1                               Demise

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the terms and conditions set forth in this Lease, the Premises described in Section 1.2 in the Building described in the Summary of Fundamental Provisions (the “Building”). The Building is located upon the land described on the attached Exhibit B (the “Land”). The Land, the Building, and all other improvements on the Land whether now in existence or constructed during the term of this Lease are part of Sunset Center at Tanasbourne (the “Project”).

1.2                               Premises

The Premises (the “Premises”) leased to Tenant are identified by the outlining on the floor plan(s) attached as Exhibit A and are described in the Summary of Fundamental Provisions.

1.3                               Commencement and Expiration Dates

The term of this Lease shall commence on the earlier of (a) the date on which Tenant takes possession of the Premises or (b) the date on which Landlord’s work, if any, in the Premises as described in the Work Agreement attached as Exhibit C to the Lease (“Landlord’s Work”) is substantially completed. If Landlord is unable to give possession of the Premises on the estimated commencement date set forth in the Summary of Fundamental Provisions, Landlord shall not be subject to any liability, and the validity of this Lease shall not be impaired under such circumstances, but Base Rent and Additional Rent shall be abated (provided Tenant is not responsible for the delay) until Landlord has given notice to Tenant that the Premises are ready for Tenant’s possession. If Landlord has given Tenant permission to take possession of the Premises prior to the date on which Landlord’s Work is substantially completed, such possession shall be deemed to be upon all the terms, covenants, conditions and provisions of this Lease, including, without limitation, the payment of Base Rent and the Additional Rent. The term of this Lease shall expire, unless sooner terminated pursuant to the provisions of this Lease, sixty-six (66) months after the Commencement Date (the “Expiration Date”).

SECTION 2                           RENT

2.1                               Rents

Tenant agrees to pay to Landlord rent consisting of Base Rent and Additional Rent described in Section 3 of this Lease (which may, along with all other sums which become payable to Landlord by Tenant, be referred to in this Lease as “Rents”). All Rents shall be paid in advance on the first day of each month unless otherwise expressly provided in this Lease. All Rents shall be paid in lawful money of the United States to Landlord at its office set forth in the Summary of Fundamental Provisions, or such other place as Landlord shall designate by written notice to Tenant. Tenant shall pay all Rents promptly when due without notice or demand therefor and without any abatement, deduction or setoff, for any reason whatsoever, except as may be expressly provided in this Lease. If the Commencement Date occurs on a day other than the first day of a calendar month, the Rents for that partial calendar month shall be prorated based on the number of days in such month.

2.2                               Base Rent

The Base Rent shall be as set forth in the Summary of Fundamental Provisions.

SECTION 3                           ADDITIONAL RENT

3.1                               Operating Expenses

Tenant agrees to pay its Proportionate Share of all increases in Operating Expenses in excess of those incurred by Landlord during the Base Year. Tenant’s Proportionate Share of Operating Expenses is set forth in the Summary of Fundamental Provisions and is determined by dividing the number of rentable square feet in the Premises by the number of rentable square feet in the Building. The term “Operating Expenses” shall mean all costs, fees, and expenses paid or incurred by Landlord or on Landlord’s behalf as determined by Landlord to be necessary or appropriate for the efficient operation, maintenance, repair, replacement, management, administration and insurance of the Project and the curbs, sidewalks, common areas, parking garage, and plazas adjoining the Project, except for Taxes which shall be paid in accordance with Sections 3.3 and 4 below. Operating Expenses include, without limitation, the following:

3.1.1                        Salaries, wages, medical, insurance, union and general welfare benefits, pension payments, payroll taxes, worker’s compensation insurance, uniforms and related expenses and benefits of persons engaged in the repair, operation, maintenance, management, administration, engineering and security of the Project;

3.1.2                        All expenses incurred for gas, electricity, heat, ventilation, air-conditioning, water, sewer, garbage and waste disposal, recycling, elevator service and other services or utilities furnished to the Project, together with any taxes thereon;

3.1.3                        All maintenance, repair, and replacement costs relating to the Project including, but not limited to, the public and service areas of the Project including, but not limited to, sidewalks, landscaping, parking, service areas, mechanical rooms and improvement exteriors;

3.1.4                        The cost of all insurance charges, including but not limited to rent loss insurance, casualty, liability, fire with extended coverage endorsement, and other insurance covering the Project;

3.1.5                        The cost or rental of all supplies, including without limitation, cleaning supplies, light bulbs, tubes and ballasts, materials and equipment, and all taxes thereon;

3.1.6                        The cost of hand tools and other moveable equipment used in the repair, maintenance or operation of the Project;

3.1.7                        The cost of all charges for window and other cleaning, janitorial and security services;

3.1.8                        Charges of independent contractors performing repairs or services to the Project not otherwise charged to a specific tenant;

3.1.9                        Repairs, replacements and general maintenance made by Landlord or on Landlord’s behalf;

3.1.10                  Alterations and improvements to the Project made by reason of the laws and requirements of any public authorities or the requirements of insurance bodies;

3.1.11                  Management fees paid to a third party, or, if no managing agent is employed by Landlord, Landlord shall be entitled to charge a management fee which is not in excess of the then-prevailing rates for management fees of other first-class office projects in the Portland, Oregon metropolitan area;

3.1.12                  The costs of any capital improvements or repairs to the Project and/or of any machinery or equipment installed in the Project amortized over the useful life of the improvements, machinery and/or equipment as estimated by Landlord, which is made or becomes operational, as the case may be, after the completion of the initial construction of the Building.

3.1.13                  ~~The rental costs or rental value of the management offices serving the Project~~;

3.1.14                Legal, accounting and other professional fees incurred in connection with operation, maintenance and management of the Project; and

3.1.15                  All other charges properly allocable to the operation of the Project in accordance with standard real estate accounting practices in the Portland, Oregon metropolitan area.

3.2                               Operating Expense Exclusions

The following expenses shall be excluded front Operating Expenses: (a) depreciation or amortization on the initial construction of the Project; (b) debt service (including without limitation, interest, principal and any impound payments) required to be made on any mortgage or deed of trust recorded with respect to the Project; (c) rent on any ground lease; (d) the cost of leasehold improvements made for Tenant or any tenants of the Project; (e) leasing commissions, attorneys’ fees, costs and disbursements and other expenses (including advertising) incurred in connection with leasing, renovating, or improving space for tenants or other occupants of the Project; (f) repairs, replacements, alterations and general maintenance paid for by insurance proceeds or by Tenant or third parties; and (g) specific costs incurred for the account of, or separately billed to and paid by, specific tenants of the Project.

3.3                               Taxes

Tenant agrees to pay its Proportionate Share of all increases in Taxes (as defined below) in excess of the Taxes payable by Landlord during the Base Year. Tenant’s Proportionate Share of Taxes shall be the same as Tenant’s Proportionate Share of Operating Expenses, as provided in Section 3.1 of this Lease. “Taxes” shall mean all taxes and assessments of all public, quasi-public, and governmental authorities and owner associations against the Project or the ownership, management, or operation of the Project, all rent taxes, local improvement districts, special and general assessments, gross receipts taxes, taxes on Landlord’s interest under this Lease, all taxes in lieu of or in addition to the foregoing, whether or not such taxes are now in effect (excluding, however, any tax based upon Landlord’s net income and any inheritance taxes), and the cost of contesting any such taxes or assessments.

SECTION 4                           PAYMENT OF ADDITIONAL RENT

4.1                               Written Statement of Estimate

Prior to the beginning of each calendar year during the term of this Lease after the Base Year, or as soon thereafter as practical, Landlord shall furnish Tenant with a written statement setting forth Tenant’s Proportionate Share of the increase in the estimated Operating Expenses and Taxes for the next calendar year. Failure of Landlord to deliver the statement of estimated Operating Expenses and Taxes shall not relieve Tenant of its obligation to pay Tenant’s Proportionate Share of Operating Expenses and Taxes. Tenant shall each month pay to Landlord as Additional Rent an amount equal to Tenant’s Proportionate Share as shown in Landlord’s written statement.

4.2                               Final Written Statement

Within ninety (90) days after the close of each calendar year after the Base Year during the term of this Lease, or as soon thereafter as practical, Landlord shall deliver to Tenant a written statement (the “Operating Statement”) setting forth Tenant’s actual Proportionate Share of the increases, if any, in Operating Expenses and of the Taxes for the preceding calendar year over the Base Year. In the event Tenant’s share of the actual Operating Expenses is in excess of the amount actually paid by Tenant for Operating Expenses on an estimated basis for the year in question, Tenant shall pay the amount of such deficiency to Landlord within thirty (30) days following the date of such statement. In the event Tenant’s share of actual Operating Expenses is less than the amount actually paid by Tenant for Operating Expenses on an estimated basis for the year in question, then Landlord shall either apply the overpayment to Tenant’s next Rent payment, or promptly reimburse the excess to Tenant. In the event Tenant’s share of the actual Taxes is in excess of the amount actually paid by Tenant for Taxes on an estimated basis for the year in question, Tenant shall pay the amount of such deficiency to Landlord within thirty (30) days following the date of such statement. In the event Tenant’s share of actual Taxes is less than the amount actually paid by Tenant for Taxes on an estimated basis for the year in question, then Landlord shall either apply the overpayment to Tenant’s next Rent payment, or promptly reimburse the excess to Tenant. In no event shall Base Rent decrease pursuant to the provisions of Section 3 or Section 4 of this Lease.

4.3                               Adjustment for Reduced Occupancy

If during any calendar year, less than 95 percent of the rentable area of the Building is occupied, Landlord’s estimation and determination of Operating Expenses shall be based on Landlord’s estimate of Operating Expenses as if the Building were at least 95 percent occupied. Landlord shall use sound accounting and management principles to make appropriate adjustments in occupancy-related Operating Expenses for the year in question for the purpose of avoiding distortion in the amount of Operating Expenses by reason of variation in the total occupancy of the Building. The amount so determined by Landlord shall be deemed to be the Operating Expenses for the Building for the year in question.

4.4                               Tenant Examination

Any objections by Tenant to the Operating Statement shall be made in writing given to Landlord within 60 days after the Operating Statement is submitted to Tenant. If no objections are made within such time period, the Operating Statement shall be conclusive and binding on Tenant. If Tenant makes any such objection within the time period required by this Section 4.4, Tenant shall have the right to inspect, at Tenant’s sole cost and expense, Landlord’s records pertaining to the computation of Operating Expenses and Taxes, so long as the following provisions are complied with: (a) Tenant shall perform such inspection within 75 days following the receipt of the Operating Statement pertaining to the year in question, (b) Tenant shall provide to Landlord a copy of the inspection report, (c) Tenant shall keep the report confidential and shall not share the contents, results, or the fact that Tenant is investigating the Operating Expenses or the Taxes, or adjustments with any other person, except for its advisors on a need-to-know basis, and (d) Tenant shall pay to Landlord within ten (10) days following its inspection any amount determined to be owing by Tenant. Tenant’s inspection may only be conducted by Tenant’s employees, advisors or by Tenant’s certified public accountant paid on an hourly basis (and not a contingent fee basis). Landlord agrees to pay Tenant any amount determined to be owing to Tenant within ten (10) days following Landlord’s receipt of the inspection report or, if Landlord does not agree with Tenant’s inspection report, as determined by an independent certified public accountant within ten (10) days following the date on which a report by such independent certified public accountant is given to Landlord and Tenant. Such independent certified public accountant shall be selected by Landlord and approved in advance by Tenant, which approval shall not be unreasonably withheld.

SECTION 5                        SECURITY DEPOSIT

Tenant has deposited with Landlord the sum shown on the Summary of Fundamental Provisions as security for the full and faithful performance by Tenant of Tenant’s obligations under this Lease. The security deposit shall not earn interest, and shall not be considered an advance payment of rent or a measure of Landlord’s damages in the event of a default by Tenant. If Tenant defaults in the performance of any of Tenant’s obligations under this Lease, including the payment of Rents, Landlord may, but shall not be obligated to, use, apply or retain all or any part of the security deposit to the extent required for the payment of any sum in default. If Landlord shall so use, apply or retain all or any part of the security deposit, Tenant shall upon demand immediately deposit with Landlord a sum equal to the amount so used, applied or retained. If Tenant shall fully and faithfully comply with all of Tenant’s obligations under this Lease, the security deposit or any balance thereof shall be paid to Tenant within thirty (30) days after the date on which this Lease shall expire or sooner terminate, and after delivery to Landlord of possession of the Premises and after all payments required to be made by Tenant in this Lease, have been paid.

SECTION 6                      USE

6.1                               General

Tenant shall use ~~and occupy~~ the Premises ~~continuously~~ during the term of this Lease for general office use and for no other purpose without the prior written consent of Landlord. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant’s business in the Premises, Tenant, at its expense, shall procure, maintain and comply with the terms and conditions of each such license or permit. Tenant shall, at Tenant’s expense, comply with all laws, codes, rules, statutes, regulations, orders and other requirements of public authorities (“Laws”) relating to Tenant’s use and occupancy of the Premises.

6.2                               Negative Covenants as to Use

Tenant shall not, without the prior written consent of Landlord, use any apparatus, machinery or device in or about the Premises which will cause any noise, vibration, fumes or electronic interference or which will overload the floors or structure of the Premises. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy the Premises, or permit anything to be done in the Premises, in any manner which:(a) violates the Certificate of Occupancy for the Premises or for the Building; or (b) causes or is liable to cause injury to the Premises or the Building or any equipment, facilities or systems therein; or (c) constitutes a violation of Laws or the requirements of insurance bodies; or (d) impairs or tends to impair the character, reputation or appearance of the Building as a first-class office building; or (e) impairs or tends to impair the proper and economic maintenance, operation and repair of the Building and/or its equipment, facilities or systems; or (f) annoys or inconveniences or tends to annoy or inconvenience other tenants or occupants of the Project; or (g) generates, releases, stores, or deposits on or about the Premises any environmentally hazardous or toxic substances, materials, wastes, pollutants, oils, or contaminants, as defined by any Law.

SECTION 7                           SUBORDINATION

This Lease, and all rights of Tenants hereunder, are and shall be subject and subordinate to any ground leases or master leases (“Master Leases”) covering the Land and/or the Building now or hereafter existing, and to all mortgages, trust deeds and other financing and security instruments (“Mortgages”), which may now or hereafter affect the Land and/or the Building, and to all renewals, modifications, replacements and extensions of such Master Leases and Mortgages. This Section shall be self-operative, and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute, acknowledge and deliver to Landlord any instrument that Landlord may reasonably request to evidence such subordination within ten days after a request therefor. If the interest of Landlord under this Lease is transferred, whether through possession, foreclosure or delivery of a new lease or deed, then Tenant shall recognize the party succeeding to Landlord’s rights and obligations (the “Successor Landlord”) as the Landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment, Tenant’s rights hereunder shall continue in full force and effect as a direct Lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as set forth in this Lease so long as Tenant is not in default. Landlord shall use commercially reasonable effort to obtain customary nondisturbance agreements from holders of encumbrances in the building.

SECTION 8                           TRANSFERS BY TENANT

8.1                               General

Tenant shall not assign this Lease or any interest therein, or sublet the Premises or any part thereof, or mortgage, encumber or otherwise transfer or dispose of Tenant’s interest in the Premises, either voluntarily or involuntarily, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. If Tenant requests consent to a proposed transfer, Tenant shall pay for Landlord’s reasonable legal and administrative expenses incurred in reviewing the request for consent to transfer. Consent to one such transfer shall not imply any future consent, and all subsequent transfers shall be made only upon obtaining prior written consent of Landlord. Assignees shall become directly liable to Landlord for all obligations of Tenant hereunder, but Tenant shall remain liable for all obligations under this Lease. Tenant agrees that the instrument by which any transfer consented to by Landlord is accomplished shall expressly provide that the transferee will perform and observe all the agreements, covenants, conditions and provisions to be performed and observed by Tenant under this Lease and that Landlord will have the right to enforce such agreements, covenants and conditions directly against such transferee. It shall be the responsibility of Tenant to provide Landlord, in a manner reasonably acceptable to Landlord, with such information as Landlord determines is necessary for Landlord to grant or withhold its consent. Landlord may withhold its consent if the proposed transferee fails to satisfy the criteria then generally (but not necessarily uniformly) used by Landlord in selecting new tenants, which criteria may include, without limitation, financial capability, business reputation, business experience, ~~existing and future space requirements of other tenants, existing and future space requirements of the proposed transferee~~, the intended use, and the anticipated demand for services by the transferee., ~~and the transferee’s anticipated contribution to the prestige of the Project.~~ Landlord shall not be obligated to approve a transfer to an existing Project tenant or another party with whom Landlord has been negotiating to lease space in the Project. If Tenant is a corporation or other entity, then any merger, consolidation, liquidation, change in the ownership or power to vote the majority of voting stock or equity interests of tenant shall constitute a transfer for the purposes of this Section 8.

8.2                               Landlord’s Option to Recapture Premises

Tenant shall, together with any request for Landlord’s consent to assign this Lease or to sublet the Premises, or any part thereof, offer to Landlord the right to recapture all or any part of the Premises which Tenant desires to assign or sublet. Landlord shall have fifteen (15) ~~thirty (30)~~ days following receipt of Tenant’s notice to make an election to recapture under this Section 8.2. ~~Landlord may require Tenant to assign or sublease to Landlord all or any portion of the Premises Tenant desires to assign or sublease.~~ In the event Landlord shall elect to recapture all or any portion of the Premises, Base Rent shall be reduced by a fraction the numerator of which is the Net Rentable area of that portion of the Premises being recaptured by Landlord and the denominator of which is the total Net Rentable area of the Premises.

8.3                               Landlord’s Option to Increase Rent

In the event Landlord consents to Tenant’s proposed transfer, Landlord, at its option, may require Tenant to pay, when paid by the transferee to Tenant, the following sums which shall be added to and included in Base Rent: all of any rents, additional charges or other consideration payable pursuant to the transfer to Tenant (including all sums payable for the sale or rental of Tenant’s leasehold improvements ~~or fixtures~~ but reduced by any marketing expenses paid to third parties incurred in connection with relating the Premises or any portion thereof) by the transferee which are in excess of the Base Rent and Additional Rent payable by Tenant with respect to the space in question pursuant to the terms of this Lease. The sums payable under Section 8.3 shall be paid to Landlord as and when paid by the transferee to Tenant.

SECTION 9                           LIABILITY AND INSURANCE

9.1                               Waiver of Subrogation

Tenant and Landlord shall each secure appropriate clauses in, or endorsements upon, each insurance policy obtained by them which cover or are applicable to the Premises or the personal property, fixtures and equipment located therein, pursuant to which the insurance companies waive subrogation or permit the insureds, prior to any loss, to agree with a third party to waive any claim they might have against said third party without invalidating the coverage under the insurance policies. Tenant’s waiver of subrogation or permission for waiver of any claim shall extend to Landlord and its agents and employees. Landlord’s waiver of subrogation or permission of waiver of any claim shall extend to Tenant and its agents and employees. Tenant and Landlord hereby release each other and their respective agents and employees in respect of any claim which they might otherwise have against each other or their respective agents or employees for loss, damage or other casualty occurring during the term of this Lease and covered under a fire insurance policy with extended coverage endorsement in the form normally used in respect of similar property in the Portland, Oregon, metropolitan area.

9.2                               Tenant’s Insurance

Tenant, at its expense, shall procure and maintain at all times during the term of this Lease, commercial general liability insurance in respect of the Premises and the conduct or operation of business therein, with Landlord and its managing agent, if any, and any party to a Master Lease or any Mortgagee whose name and address shall previously have been furnished to Tenant, as additional named insureds, with limits of not less than $2,000,000 for bodily injury or death to any one person and $3,000,000 for bodily injury or death to any number of persons in any one occurrence, and $2,000,000 for property damage. All such insurance shall insure the performance by Tenant of the indemnity agreement as to liability for injury to, illness of, or death of persons and damage to property set forth in this Lease. Tenant shall maintain at Tenant’s expense, insurance with extended coverage endorsement covering Tenant’s Property as defined in Section 11.2 of this Lease.

9.3                               Delivery of Policies; Cancellation

Tenant shall deliver to Landlord and any additional named insureds evidence of the policies or certificates of insurance required by Section 9.2 in a form reasonably satisfactory to Landlord issued by an insurance company authorized to issue insurance in the State of Oregon, at least ten (10) days before the Commencement Date. Tenant shall procure and pay for renewals of such insurance prior to the time for the expiration of such policies, and Tenant shall deliver to Landlord and any additional named insureds evidence of such renewal policies at least thirty (30) days before the expiration of any existing policy. All such policies shall contain a provision whereby the policies cannot be canceled or modified unless Landlord and any additional named insureds are given at least thirty (30) days prior written notice of such cancellation or modification.

SECTION 10                    ALTERATIONS

10.1                         General

Except for any initial improvements which Landlord has expressly agreed to provide pursuant to the attached Exhibit C, Tenant is leasing the Premises “AS IS” on the date of this Lease. Tenant shall make no changes, additions, alterations or improvements to the Premises, or attach any fixtures or equipment (the “Alterations”) without the prior written consent of Landlord. Before proceeding with any Alterations, Tenant shall submit to Landlord for Landlord’s approval, plans and specifications for the proposed work to be done. Tenant shall not proceed with such work until Tenant obtains Landlord’s approval. Tenant shall pay to Landlord upon demand the cost and expense incurred by Landlord in reviewing or having reviewed, said plans and specifications, and inspecting the Alterations to determine whether the same are being performed in accordance with the approved plans and specifications and all Laws including, without limitation, the reasonable fees of any architect or engineer employed by Landlord for such purpose.

10.2                         Bonds

Before proceeding with any approved Alterations, at Landlord’s request, Tenant shall obtain and deliver to Landlord a performance bond and labor and materials payment bond (issued by a corporate surety licensed to do business in the State of Oregon), each in an amount equal to the estimated cost of the Alterations and in form satisfactory to Landlord.

10.3                           Permits

Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of the Alterations and for final approval thereof upon completion, and shall cause the Alterations to be performed in compliance with all such permits and certificates, applicable Laws and all applicable requirements of insurance.

10.4                         Manner

The Alterations shall, at Landlord’s option, be performed by Landlord or by contractors designated or first approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall pay any construction supervision fees charged by Landlord or its construction supervision to supervise any such work. The Alterations shall be performed in such manner as not to interfere with or delay, and as not to impose any additional expense upon, Landlord in the construction, maintenance, repair or operation of the Project; and if any such additional expense shall be incurred by Landlord as a result of Tenant’s performance of the Alterations, Tenant shall pay such additional expense upon demand. In performing the Alterations, Tenant shall fully and promptly comply with and observe the Rules and Regulations of Landlord then in force with respect to the making of the Alterations.

10.5                         Indemnification of Landlord

Tenant, at its expense, shall procure the cancellation or discharge of all notices of violation and/or liens arising from or otherwise connected with the Alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any other person claiming through or under Tenant. Tenant shall defend, indemnify and save harmless Landlord and any Master Lessor and Mortgagee from and against any and all mechanics and other liens and encumbrances filed in connection with the Alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any person claiming through or under Tenant. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances of record within fifteen (15) days after the filing thereof.

SECTION 11                    LANDLORD’S AND TENANT’S PROPERTY

11.1                         Landlord’s Property

All fixtures, equipment, improvements, wires, cables, conduits and appurtenances attached to or built into the Premises, whether or not by or at the expense of Tenant, shall be and remain a part of the Premises, shall be deemed the property of Landlord and shall not be removed by Tenant, except as provided in Section 11.2; and except that, at Landlord’s written request, Tenant shall, at its sole expense upon termination of the Lease, remove those items specified by Landlord, which are deemed herein the property of Landlord, except for Building Standard office improvements which are installed as part of Landlord’s Work which Tenant shall not be required to remove.

11.2                         Tenant’s Property

All unattached business and trade fixtures, machinery and equipment, communications equipment and office equipment which are installed in the Premises by or for the account of Tenant without expense to Landlord and which can be removed without structural damage to the Building and all furniture, furnishings (excluding window coverings) and other articles of movable personal property owned by Tenant and located in the Premises (“Tenant’s Property”) shall be and remain the property of Tenant, may be removed by Tenant at any time during the term of this Lease, and shall be removed prior to the Expiration Date, or earlier termination date, of this Lease; provided, that if any of Tenant’s Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Project resulting from the installation and/or removal thereof.

11.3                         Abandonment

Any items of Tenant’s Property which shall remain in the Premises after the Expiration Date of this Lease, or any earlier termination of this Lease, at the option of Landlord, may be deemed to have been abandoned, and in such case such items may be retained by Landlord, and Landlord may deal with Tenant’s Property in such manner as Landlord shall determine, at Tenant’s expense.

SECTION 12               REPAIRS AND MAINTENANCE

12.1                         Landlord’s Obligations

Landlord shall cause to be made all structural repairs to the roof, walls, subflooring, and foundations of the Building as and when needed in or about the Premises and the cost thereof shall be an item of Operating Expenses, except for those repairs for which Tenant is responsible pursuant to any of the provisions of this Lease.

12.2                         General

Tenant shall, at its expense, throughout the term of this Lease, take good care of the Premises, the fixtures and appurtenances therein and Tenant’s Property. Tenant, at its expense, shall promptly replace all scratched, damaged or broken doors and glass (except for exterior window glass) in and about the Premises and shall be responsible for all repairs, maintenance and replacement of wall and floor coverings in the Premises and for the repair and maintenance of all sanitary and electrical fixtures and equipment therein reasonable wear and tear excepted. Tenant shall be responsible for all repairs, interior and exterior, structural and non-structural, ordinary and extraordinary, in and to the Premises and the Building and the facilities and systems thereof, the need for which arises out of the performance or existence of Tenant’s Alterations; the installation, use or operation of Tenant’s Property in the Premises; the moving of Tenant’s Property in or out of the Building; or the act, omission, misuse or neglect of Tenant or any of its subtenants or its or their employees, agents, contractors or invitees.

12.3                         Manner

Tenant shall promptly make, at Tenant’s expense, all repairs in or to the Premises for which Tenant is responsible, and any such repairs required to be made by Tenant to the mechanical, electrical, sanitary, heating, ventilating, air-conditioning or other systems of the Building. Such work shall be performed only by contractor(s) designated or approved in writing by Landlord. Any other repairs in or to the Building and the facilities and systems thereof for which Tenant is responsible may be performed by Landlord at Tenant’s expense; but Landlord may, at its option, before commencing any such work or at any time thereafter, require Tenant to furnish to Landlord such security, bond or surety in a form and amount as Landlord shall deem necessary to assure the payment for such work by Tenant.

12.4                         Waiver

In each case, time being of the essence, Landlord shall have no liability to Tenant, nor shall Tenant’s covenants and obligations under this Lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption of or injury to Tenant’s business arising from Landlord’s making any repairs or changes which Landlord is required or permitted by this Lease or required by law to make in or to any portion of the Project, or in or to the fixtures, equipment or appurtenances of the Project.

SECTION 13                    ELECTRIC ENERGY

13.1                         High Voltage Equipment

Tenant shall not, without the prior written consent of Landlord, which consent will not be unreasonably withheld, use any equipment, machine, apparatus or device within the Premises which individually uses electric current in excess of 110 volts.

I3.2                             Cost of Increasing Capacity

Should Landlord consent to installation of equipment or a design load for the Premises in excess of that existing upon the Commencement Date, the additional equipment required to increase the capacity for Tenant’s excess equipment or design load shall be provided by Landlord. Tenant shall, upon installation, pay to Landlord the cost to purchase, install, service and maintain such additional equipment. The cost of the electric energy used in excess of the original design load for the Premises as determined by Landlord and its engineers and consultants shall not be an Operating Expense of the Building but shall be paid for by Tenant on a monthly basis with the Base Rent commencing on the date the additional electric energy is made available to Tenant.

SECTION 14                    CLIMATE CONTROL

Landlord shall maintain and operate the heating, ventilating and air-conditioning systems serving the Premises and shall furnish heat, ventilating and air-conditioning in the Premises, the expense of which shall be included in Operating Expenses, (except as otherwise provided in this Lease and except for any special requirements of Tenant for its particular use of the Premises) for occupancy of the Premises during Business Hours of Business Days. As used herein, “Business Hours” shall mean generally customary daytime business hours, but not before 7:00 a.m. or after 6:00 p.m. on weekdays and not before 8:00 a.m. or after 1:00 p.m. on Saturdays, and “Business Days” shall mean all days except Sundays and days observed by the Federal or the State government as legal holidays. If Tenant shall require heat or air-conditioning service at any other time, Landlord shall furnish such service upon not less than forty-eight (48) hours’ advance notice from Tenant, and Tenant shall pay to Landlord upon demand Landlord’s then-established charges therefor.

SECTION 15                    OTHER SERVICES

15.1                         Elevators

Landlord shall provide elevator service to the Premises during Business Hours of Business Days and Landlord shall have at least one elevator subject to call at all other times. The expense of providing elevator service shall be included in Operating Expenses.

15.2                         Cleaning

The expenses for the cleaning of the Premises, including the exterior and interior of the windows of the Building, shall be included in the Operating Expenses. Landlord shall not be required to clean any portions of the Premises used for the preparation, serving or consumption of food or beverages, training rooms, data processing or reproduction operations or private lavatory or toilets. Tenant shall pay Landlord on demand the costs incurred by Landlord for extra cleaning work in the Premises required because of: (a) misuse or neglect on the part of Tenant or the Tenant Related Parties; or (b) interior glass partitions or surfaces; or (c) non-building standard materials or finishes installed by Tenant or at Tenant’s request, or (d) the use of the Premises by Tenant or the Tenant Related Parties other than during Business Hours on Business Days.

15.3                         Removal of Excess Refuse

Tenant shall pay to Landlord on demand for the costs of removal from the Premises and the Building of any refuse and rubbish of Tenant in excess of that ordinarily accumulated in business office occupancy or at times other than Landlord’s standard cleaning times.

15.4                         Building Directory

Landlord, at Tenant’s request and expense, shall provide listings on the Building directory of the names of Tenant, and the names of any of Tenant’s officers and employees, provided that the names so listed shall not use more than Tenant’s proportionate share of the space on the Building directory, as reasonably determined by Landlord.

15.5                         Signs

Tenant shall not inscribe, post, place or in any manner display any sign, notice, picture, placard or any advertising matter whatsoever, anywhere in, on or about the Premises or the Project without first obtaining Landlord’s prior written consent. All such approved signs shall be removed by Tenant upon the expiration or earlier termination of this Lease and any damage caused by such removal shall be repaired at Tenant’s expense. Landlord shall provide a sign for Tenant’s entrance door and at the first floor directory at Landlord’s sole cost and expense. Tenant, at Tenant’s sole cost and expense, shall have the right to place its name on an exterior Building sign (not attached to the building, but a common monument sign with up to six other Tenants in the Building, if (a) Landlord first approves the sign, which approval shall not be unreasonably withheld or delayed, (b) the sign complies with all applicable Laws, and (c) the sign complies with all recorded covenants, conditions, and restrictions related to the Project including without limitation the Tanasbourne Corporate Center Protective Covenants and the Tanasbourne Corporate Center Design and Development Guidelines (“CC&Rs”). Tenant shall maintain the sign in good condition and repair throughout the Term, pay all costs associated with the sign, and remove the sign on or before the expiration of the Lease or its earlier termination. Tenant shall be allowed exterior monument signage including MathStar’s name prominently displayed on an entry monument as shown on Exhibit “F”. The final design is subject to review by the City of Hillsboro, OR and to comply with all recorded covenants, conditions, and restrictions related to the Project including without limitation the Tanasbourne Corporate Center Protective Covenants and the Tanasbourne Corporate Center Design and Development Guidelines (“CC&Rs”). Tenant shall have the use of the top position on the monument.

SECTION 16       ACCESS

Landlord shall have access to the Premises at all reasonable times to: (a) inspect the Premises; or ~~(b) exhibit the Premises to prospective purchasers, lenders or tenants; or~~ (c) determine whether Tenant is complying with all its obligations hereunder; or (d) supply janitor service and any other service to be provided by Landlord to Tenant hereunder; or (e) post notices of non-responsibility; or (f) make repairs required of Landlord hereunder or repairs to any adjoining space or utility services or make repairs, alterations or improvements to any other portion of the Building, provided, however, that all such work shall be done as promptly as possible and so as to cause as little interference with the Tenant’s use of the Premises as reasonably possible. Tenant hereby waives any claim against Landlord for damages for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry except to the extent caused by the gross negligence or intentional misconduct of Landlord.

SECTION 17       INDEMNIFICATION

Tenant shall indemnify, defend, and hold harmless Landlord and all parties to any Master Lease and/or Mortgagees and their respective partners, directors, officers, agents and employees (the “Landlord Related Parties”) from and against any and all claims arising from or in connection with (a) the conduct or management of the Premises or any business therein, or any condition created (other than by Landlord or the Landlord Related Parties) in or about the Premises; or (b) any act, omission or negligence of Tenant or any of its subtenants, licensees, or partners, directors, officers, agents, employees, invitees or contractors (collectively, the “Tenant Related Parties”); or (c) any accident, injury or damage whatever (unless caused by Landlord’s or the Landlord Related Parties’ negligence) occurring in, at or upon the Premises; or (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant’s obligations under this Lease; together with all costs, expenses and liabilities incurred or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys’ fees and expenses; provided, however that Tenant shall not be required to indemnify, defend or hold harmless Landlord to the extent any such claim is caused by Landlord’s negligence or willful conduct. Further, Tenant’s obligations under Section 17 shall not extend to the acts of Tenant’s invitees outside the Premises. Landlord shall not be liable for any loss or damage to any person or property, which may be caused by theft, or by any act or neglect of any tenant or occupant of the Project. Neither Landlord nor any of the Landlord Related Parties shall be liable for any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, except to the extent caused by or resulting from the negligence of Landlord or the Landlord Related Parties, in the operation or maintenance of the Premises or the Project. Further, neither Landlord nor of the Landlord Related Parties shall be liable for any such damage caused by other tenants or persons in, upon or about the Project, even if negligent, for consequential damages, including lost profits, of Tenant or any person claiming through or under Tenant.

SECTION 18       DAMAGE OR DESTRUCTION

18.1         General

In the event the Premises shall be destroyed or rendered untenantable either wholly or in part, by fire or other unavoidable casualty, Landlord may, at its option, apply any insurance proceeds to the restoration of the Premises to their previous condition. This Lease shall remain in full force and effect unless Landlord, within sixty (60) days after the happening of any such casualty, shall notify Tenant of its election not to restore said Premises, in which event this Lease shall terminate as of the date of the casualty. Any restoration by Landlord shall not include replacement of furniture, equipment or other items designated as Tenant’s Property. Tenant shall be responsible for restoration of Tenant’s Property. If the Building shall be destroyed or damaged by fire or other casualty insured against under Landlord’s fire and extended coverage insurance policy to the extent that more than twenty percent (20%) thereof, as determined by Landlord’s architect, is rendered untenantable, or in the case the Building shall be materially destroyed or damaged by any other casualty, Landlord may, at its election, terminate this Lease by notice to Tenant within sixty (60) days after such destruction or damage. Such notice shall be effective thirty (30) days after receipt thereof by Tenant.

18.2         Rent Abatement

If all or part of the Premises shall be damaged or destroyed or rendered untenantable as a result of fire or other casualty, the Base Rent and Additional Rent provided herein shall be abated or reduced, as the case may be, in the proportion that the untenantable area of the Premises bears to the total area of the Premises, for the period from the date of the damage or destruction to the date the damage to the Premises shall be substantially repaired, or the date on which Tenant again uses the untenantable portion, whichever first occurs.

SECTION 19       EMINENT DOMAIN

19.1         Total Condemnation

If the whole of the Building or the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose, (including a sale under threat of condemnation) this Lease shall terminate as of the date of vesting of title on such taking (the “Date of Taking”), and the Base Rent and Additional Rent shall be prorated and adjusted as of Date of Taking.

19.2         Partial Condemnation

If a part of the Building or the Land shall be so taken, this Lease shall be unaffected by such taking, except that:

19.2.1      Landlord may, at its option, terminate this Lease by giving Tenant notice to that effect within ninety (90) days after the Date of Taking; and

19.2.2      If twenty percent (20%) or more of the Premises shall be so taken and the remaining area of the Premises shall not be reasonably sufficient for Tenant to continue feasible operation of its business, Tenant may terminate this Lease by giving Landlord notice to that effect within ninety (90) days after the Date of Taking.

19.3         Effect of Termination or Continuation

This Lease shall terminate on the date that such notice from the Landlord or Tenant to the other shall be given, and the Base Rent and Additional Rent shall be prorated and adjusted as of such termination date. Upon a partial taking this Lease shall continue in force as to the remaining part of the Premises, and the Base Rent and Additional Rent shall be adjusted according to the rentable area remaining.

19.4         Award

Landlord shall be entitled to receive the entire award or payment in connection with any taking without deduction therefrom for any estate vested in Tenant by this Lease and Tenant shall receive no part of such award. Tenant shall have no claim against Landlord or the condemning authority for the unexpired portion of the Lease term. Nothing contained in this Section 20.4 shall be deemed to prevent Tenant from making a separate claim proceeding for the value of any of Tenant’s Property which is included in the taking.

SECTION 20       SURRENDER

On the last day of the term of this Lease, or upon any earlier termination of this Lease, or upon re-entry by Landlord upon the Premises, Tenant shall quit and surrender the Premises to Landlord “broom-clean” and in good order, condition and repair, except for ordinary wear and tear and in accordance with the provisions of Section 11 of this Lease.

SECTION 21       EVENTS OF DEFAULT

21.1         Events of Default

The occurrence of any one or more of the following events of default shall constitute a breach of this Lease by Tenant:

21.1.1      Failure of Tenant to make any Base Rent or Additional Rent payment, or any other payment under this Lease when it is due within five (5) days written notice from Landlord that payment is past due.

21.1.2      Tenant makes any transfer without Landlord’s prior written consent as required under Section 10.

~~21.1.3      Tenant vacates or abandons the Premises during the Term, unless such failure is excused under other provisions of this Lease.~~

21.1.4      Failure of Tenant to deliver the instruments described in Section 7 or Section 26 as and when required in such Sections, as applicable, or failure of Tenant to comply with any applicable Law when and as required by the applicable governmental authority.

21.1.5      Failure of Tenant to comply with any other term or condition of this Lease or to fulfill any other obligation of this Lease within 15 days after written notice by Landlord specifying the nature of the failure with reasonable particularity. No notice and no opportunity to cure shall be required if Landlord has previously given Tenant notice of failure to comply with such term or condition or fulfill such other obligation of this Lease more than twice in any twelve-month period during the Term.

21.1.6      Dissolution, termination of existence, insolvency on a balance sheet basis or business failure of Tenant; the commencement by Tenant of a voluntary case under the federal bankruptcy laws or under any other federal or state law relating to insolvency or debtor’s relief; the entry of a decree or order for relief against Tenant in an involuntary case under the federal bankruptcy laws or under any other applicable federal or state law relating to insolvency or debtor’s relief; the appointment of or the consent by Tenant to the appointment of a receiver, trustee or custodian of Tenant or of any of Tenant’s property; an assignment for the benefit of creditors by Tenant; Tenant’s failure generally to pay its debts as such debts become due; the making or suffering by Tenant of a fraudulent transfer under applicable federal or state law; concealment by Tenant of any of its property in fraud of creditors; or the imposition of a lien through legal proceedings or distraint upon any of the property of Tenant which is not discharged or bonded. During any period in which there is a Guarantor(s) of this Lease, each reference to “Tenant” in this paragraph shall be deemed to refer to “Guarantor or Tenant” separately.

SECTION 22       REMEDIES UPON DEFAULT

22.1        Remedies

Upon the occurrence of an event of default, Landlord may exercise any one or more of the remedies set forth in this Section, or any other remedy available under applicable law, at equity, or contained in this Lease.

22.1.1      To the extent permitted by law, Landlord may re-enter and retake possession of the Premises, without notice, either through self-help, by summary proceedings, any other applicable action or proceeding, or other means. Landlord may use the Premises for Landlord’s own purposes or relet it upon any reasonable terms without prejudice to any other remedies that Landlord may have by reason of Tenant’s default. None of these actions will be deemed an acceptance of surrender by Tenant. ~~To the extent permitted by law, and except as expressly provided in this Lease, Tenant waives the service of any notice of intention to terminate this Lease or to retake the Premises, and waives service of any demand for payment of rent or for possession, and of any and ever other notice or demand required or permitted under applicable law.~~

22.1.2      Landlord at its option may relet the whole or any part of the Premises, from time to time either in the name of Landlord or otherwise, to such tenants, for such terms ending before, on, or after the expiration date of the Term, at such rentals and upon such other conditions (including concessions and free rent periods) as Landlord, in its sole discretion, may determine to be appropriate. Landlord shall have no obligation to relet the Premises or any part and shall not be liable for refusal or failure to relet the Premises, or in the event of any such reletting, for refusal or failure to collect any rent due upon such reletting. No such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise affect Tenant’s liability. If there is other comparable unleased space in the Project, Landlord shall have no obligation to attempt to relet the Premises prior to leasing other space in the Project.

22.1.3      Whether or not Landlord retakes possession of or relets the Premises, Landlord may recover all damages caused by the default (including but not limited to unpaid rent, attorneys’ fees reasonably incurred, and costs of reletting). Landlord may sue periodically to recover damages as they accrue during the remainder of the Term without barring a later action for further damages. Landlord may at any time bring an action for accrued damages plus damages for the remaining Term as allowed by law.

22.2         Cumulative Remedies

The remedies provided for in this Lease are cumulative and in addition to any other remedy available to Landlord at law or in equity.

22.3         Interest on Damages

In addition to any other remedies Landlord may have under this Lease, if any Rents, damages or other sums payable hereunder by Tenant to Landlord are not paid within five (5) days after their due date the same shall bear interest at a rate equal to the prime rate established by Wells Fargo Bank (or its successor) on the due date plus two percent (2%), accruing from the due date to the date of payment.

SECTION 23       CURING TENANT’S DEFAULTS

If Tenant shall default in the performance of any of Tenant’s obligations under this Lease, Landlord, without waiving such default, may (but shall not be obligated to) perform the same for the account and expense of Tenant, without notice in a case of emergency, and in any other case only if such default continues after the expiration of five (5) days from the date Landlord gives Tenant notice of the default. Tenant agrees to reimburse Landlord upon demand for any expenses which Landlord may incur in complying with the terms of this Lease on behalf of Tenant.

SECTION 24       BROKER

Tenant covenants, warrants and represents that it has not engaged any broker, agent or finder who would be entitled to any commission or fee in connection with the negotiation and execution of this Lease except as set forth in the Summary of Fundamental Provisions attached hereto. Tenant agrees to indemnify and hold harmless Landlord against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including attorneys’ fees and expenses, arising out of any charge or claim for a commission or fee by any broker, agent or finder on the basis of any agreements made or alleged to have been made by or on behalf of Tenant. The provisions of this Section 24 shall not apply to any brokers named on the Summary of Fundamental Provisions.

SECTION 25       NOTICES

Any notice or other communication required or permitted to be given by either party to the other pursuant to this Lease shall be in writing and delivered in person to the Landlord or Tenant or sent postage prepaid by registered or certified mail, addressed to the other party at the address set forth in the Summary of Fundamental Provisions or such other address which may be designated by a party in writing. Notice shall be considered given and effective on the date of delivery or, if mailed, on the date of such mailing.

SECTION 26       ESTOPPEL CERTIFICATES

Each party agrees that at any time requested by the other party, with not less than ten business (10) days’ prior notice, to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), certifying the dates to which the Base Rent and Additional Rent have been paid, stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the signer shall have knowledge, and stating whether or not, to the best knowledge of the signer, any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event; it being intended that any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation. Tenant shall also include in any such statement such other information concerning this Lease as Landlord may reasonably request. Within ten days after the Commencement Date, Tenant shall execute and deliver to Landlord a completed estoppel certificate in the form attached as Exhibit D.

SECTION 27       RELOCATION OF PREMISES

If the Premises contain less than 3,000 rentable square feet, Landlord may elect by notice to Tenant to substitute for the Premises other office space in the Project (herein called “Substitute Premises”) designated by Landlord; provided that the Substitute Premises contain at least the same useable square foot area as the Premises and have a configuration substantially similar to that of the Premises. Tenant shall vacate and surrender the Premises and shall occupy the Substitute Premises promptly (and, in any event, not later than fifteen (15) days after Landlord has substantially completed the work to be performed by Landlord in the Substitute Premises pursuant to this Section). Base Rent for the remainder of the Lease term shall be adjusted such that the Base Rent payable by Tenant per net leasable square foot of the Substitute Premises shall be the same as that for the Premises. Additional Rent payable for the Substitute Premises shall be calculated in accordance with Section 4. Landlord shall, at Landlord’s expense: furnish and install in the Substitute Premises fixtures, equipment, improvements and appurtenances at least equal in kind and quality to those contained in the Premises at the time such notice of substitution is given by Landlord; and promptly reimburse Tenant for any other actual and reasonable out-of-pocket costs incurred by Tenant in connection with Tenant’s move from the Premises to the Substitute Premises provided such costs are approved by Landlord in advance, which approval shall not be unreasonably withheld.

SECTION 28       PARKING

Tenant shall have the nonexclusive right, in common with others, to use up to the number of parking spaces listed in the Summary of Fundamental Provisions for automobile parking. Landlord reserves the right to grant parking rights to other tenants, to make rules and regulations relating to the use of parking areas, including reasonable restrictions on parking by tenants and employees, to designate specific spaces for the use by any tenant, and to change the parking layout from time to time. Tenant shall not park nor allow the Tenant Related Parties collectively to park in excess of the number of parking spaces listed in the Summary of Fundamental Provisions in the Project at any point in time.

SECTION 29       MISCELLANEOUS

29.1         Entire Agreement

All understandings and agreements between the parties are merged in this Lease and neither party is relying upon any statement or representation not embodied in this Lease. No agreement shall be effective to change or modify this Lease, unless such agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement is sought.

29.2         Successors and Assigns

Except as otherwise expressly provided in this Lease, the obligations of this Lease bind and benefit the successors and assigns of the parties.

29.3         Nonrecourse Lease

Tenant shall look only to Landlord’s estate and property in the Land and the Building (or the proceeds thereof) for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or its partners or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to this Lease.

29.4         Force Majeure

The obligations of Tenant hereunder shall in no way be affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant, because: Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease by reason of strike, other labor trouble, governmental preemption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, or any other cause, whether similar or dissimilar, beyond Landlord’s reasonable control; or of any failure or defect in the supply, quantity or character of electricity, water or other utilities furnished to the Premises, by reason of any requirement, act or omission of the public utility or others serving the Building with electric energy, oil, gas or water, or for any other reason whether similar or dissimilar, beyond Landlord’s reasonable control.

29.5         Effect of Failure to Consent

If Tenant shall request Landlord’s consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent, it being intended that Tenant’s sole remedy shall be an action for specific performance or injunction, and that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not unreasonably to withhold its consent or where as a matter of law Landlord may not unreasonably withhold its consent.

29.6         Rules and Regulations

Tenant and its employees and agents shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit E and such changes therein as Landlord may from time to time hereafter make and give notice of to Tenant (the “Rules and Regulations”). Landlord shall not be liable to Tenant for violation of the Rules and Regulations by any other tenant or its employees, agents, invitees or licensees.

29.7         Tenant Holdover

If, without objection by Landlord, Tenant fails to vacate the Premises after the Expiration Date of this Lease, or any earlier termination hereof, Tenant shall at the election of Landlord become a tenant from month to month upon the terms of this Lease; provided, however that Base Rent shall be adjusted beginning on the first day after the Expiration Date to be the equal to 110% of the Base Rent in effect at the expiration of the Lease for the first two (2) months and 200% of the Base Rent in effect at the expiration of the Lease thereafter. Notwithstanding anything contained herein to the contrary, Tenant shall be liable to Landlord for any and all damages caused by such failure to vacate the Premises after the Expiration Date of this Lease or any earlier termination hereof, including but not limited to incidental and consequential damages to Landlord.

29.8         Tenant Representations

If Tenant is a corporation or other entity, each person executing this Lease on behalf of Tenant hereby covenants and warrants that Tenant is duly formed and validly existing under the laws of its state of formation; Tenant has full right and authority to enter into this Lease and to perform all Tenant’s obligations hereunder; and each person (and both of the persons if more than one signs) signing this Lease on behalf of Tenant is duly and validly authorized to do so.

29.9         Non-Waiver

No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. Landlord’s waiver of a breach of any term or condition of this Lease shall not be deemed a waiver of any subsequent breach. Acceptance of any Rents or other payments shall not be deemed a waiver of such breach.

29.10       Square Footage Calculations Approximate

The parties acknowledge and agree that any calculations of square footage in the Premises and in the Project are approximations. No recalculation of square footage shall affect the obligation of Tenant under this Lease including, without limitation, the amount of Base Rent payable by Tenant or the amount of Tenant’s Proportionate Share of Operating Expenses or the amount of Tenant’s Proportionate Share of Taxes.

29.11       Time

Time is of the essence of this Lease.

29.12       Late Fees

Tenant acknowledges that late payment by Tenant to Landlord of any Rent due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs may include, without limitation, processing and accounting charges and late charges which may be imposed on Landlord under the terms of any Mortgage. Accordingly, if any Rent payment is not received by Landlord within five days after it is due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs incurred by Landlord by reason of the late payment by Tenant. Acceptance of any late charge by Landlord shall in no event constitute a waiver of Tenant’s default with respect to the overdue amount in question, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

29.13       Attorneys’ Fees

In the event a suit, action, arbitration, or other proceeding of any nature whatsoever, including without limitation any proceeding under the U.S. Bankruptcy Code, is instituted, or the services of an attorney are retained, to interpret or enforce any provision of this Lease or with respect to any dispute relating to this Lease, the prevailing ~~or non defaulting~~ party shall be entitled to recover from the losing ~~or defaulting~~ party its attorneys’, paralegals’, accountants’, and other experts’ fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith. In the event of suit, action, arbitration, or other proceeding, the amount thereof shall be determined by the judge or arbitrator, shall include fees and expenses incurred on any appeal or review, and shall be in addition to all other amounts provided by law.

29.14       Quiet Enjoyment

So long as Tenant pays all Rents and complies with all of the terms and conditions of this Lease, Tenant shall peaceably and quietly have, hold and enjoy the Premises. This covenant shall be binding upon the subsequent successors in interest of Landlord’s interest in this Lease.

29.15       Severability

If any portion of this Lease is held to be illegal, invalid or unenforceable under present or future law effective during the term of this Lease, the remainder of this Lease shall not be affected thereby.

29.16       Incorporation of Exhibits

Exhibit A (Floor Plans), Exhibit B (Legal Description of Project), Exhibit C (Work Agreement), Exhibit D (Estoppel Certificate) and Exhibit E (Rules and Regulations) are attached to this Lease and by this reference made a part hereof.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this lease as of the day and year first above written.

LANDLORD:	MARK TANASBOURNE LLC,
an Oregon limited liability company

	By:	Mark Properties Limited Partnership,
an Oregon limited partnership, Managing Member

		By:	Mark Management, LLC,
an Oregon limited liability company, General Partner

		By:	/s/ M. James Mark
M. James Mark, Co-Manager

TENANT:	MATHSTAR, a Minnesota corporation

	By	/s/ Daniel J. Sweeney
	Its	Chief Operating Officer

Exhibits

A: Outline of Premises

A-1: Outline of Expansion Space

B: Legal Description of Land

C: Work Agreement

C-1: Plan

C-2: General Specifications for Tenant Improvements

C-3: Construction Budget Sheet

D: Estoppel Certificate

E: Rules and Regulations

F-1: Monument View 1

F-2: Monument View 2

Addendum

EXHIBIT “A” TO THAT LEASE DATED JUNE 1, 2005 BY
AND BETWEEN MARK. TANASBOURNE L.L.C. AN OREGON
LIMITED LIABILITY COMPANY, LANDLORD, AND
MATHSTAR. A MINNESOTA CORPORATION, TENANT
/s/ JM	LANDLORD	/s/ DS	TENANT

MATHSTAR
6473 RSF

MATHSTAR

SECOND FLOOR PLAN

6473 RSF

SUNSET CENTER AT TANASBOURNE COMMERCE CENTER
BUILDING ONE

EXHIBIT “A” TO THAT LEASE DATED JUNE 1, 2005 BY
AND BETWEEN MARK. TANASBOURNE L.L.C. AN OREGON
LIMITED LIABILITY COMPANY, LANDLORD, AND
MATHSTAR. A MINNESOTA CORPORATION, TENANT
/s/ JM	LANDLORD	/s/ DS	TENANT

MATHSTAR
2000 RSF EXPANSION
EXPANSION AREA
NORTH

MATHSTAR

SECOND FLOOR PLAN

SUNSET CENTER AT TANASBOURNE COMMERCE CENTER
BUILDING ONE

EXHIBIT B

LEGAL DESCRIPTION

Situated in the East one-half of Section 25, Township 2 North, Range 1 West, of the Willamette Meridian, in the City of Hillsboro, County of Washington and State of Oregon and being a portion of Lots 15 and 16, Plat of TANASBOURNE CORPORATE CENTER, recorded in Book 49, pages 47-49, Plat Records of said county and being described as follows:

Beginning at the Southwest corner of said Lot 15, said point also being on the North right-of-way line of N.W. Tanasbourne Drive and running thence North 29°55’47” East, on the West line of said Lot 15 at a distance of 569.73 feet to a point on the South right-of-way line of the Sunset Highway (US Highway 26); thence South 49°04’17” East, on said South right-of-way line a distance of 265.21 feet to a point on a non-tangent 2035.98 foot radius curve right; thence on said curve through a central angle of 06°18’39” (the long chord of which bears South 53°35’21” East, a distance of 224.13 feet) an arc distance of 224.25 feet to a point on a non-tangent 829.93 foot radius curve right; thence on said curve through a central angle of 02°15’27” (the long chord of which bears South 47°34’25” East, a distance of 32.70 feet) an arc distance of 32.70 feet to a point; thence leaving said South right-of-way line and running South 49°31’34” West, a distance of 275.00 feet; thence South 89°16’17” West, a distance of 32.02 feet to a point on a non-tangent 65.00 foot radius curve left, said point also being on the North right-of-way line of N.W. Stucki Place; thence on the North and West right-of-way lines of said N.W. Stucki Place the following courses: on said curve through a central angle of 150°43’58” (the long chord of which bears South 78°52’34” West, a distance of 125.78 feet) an arc distance of 171.00 feet to the end thereof and the beginning of a tangent 25.00 foot radius curve right; thence on said curve through a central angle of 43°45’40” (the long chord of which bears South 25°23’26” West, a distance of 18.63 feet) an arc distance of 19.09 feet to the end thereof; thence South 47°16’17” West, a distance of 122.75 feet to the beginning of a tangent 25.00 foot radius curve right; thence on said curve through a central angle of 90°00’00” (the long chord of which bears North 87°43’43” West, a distance of 35.36 feet) an arc distance of 39.27 feet to a point on the North right-of-way line of N.W. Tanasbourne Drive; thence on said North right-of-way line the following courses: North 42°43’43” West, a distance of 4.25 feet to the beginning of a tangent 430.00 foot radius curve left; thence on said curve through a central angle of 16°04’39” (the long chord of which bears North 50°46’03” West, a distance of 120.26 feet) an arc distance of 120.66 feet to the end thereof; thence North 58°48’22” West, a distance of 110.44 feet to the point of beginning.

TOGETHER WITH:

A parcel of land located in the northeast one-quarter of section 25, township 1 north, range 2 west, Willamette meridian, Washington County, Oregon, and being portions of lots 13 and 14 of “Tanasbourne Corporate Center”, described as follows:

Beginning at the southeast corner of said lot 14; thence along the east line of said lot north 29° 55’ 47” east 569.72 feet to a point on the south right-of-way line of sunset highway (highway 26) as established in deed document no. 92017391; thence leaving said lot line along said right-of-way line north 49° 04’ 17” west 55.11 feet to a point on the north line of said lot 14 and the south right-of-way line of sunset highway (highway 26) as shown on the plat of “Tanasbourne Corporate Center”, thence along said right-of-way line and the north lines of lot 14 and lot 13 north 60° 04’ 13” west 501.90 feet; thence leaving said line south 29° 55’ 47” west 605.84 feet to a point on the south line of said lot 13 and the north right-of-way line of N.W. Tanasbourne Drive; thence along said lot line and right-of-way line on a non-tangent curve concave to the north, the radius point of which bears north 23° 29’ 50” east, having a radius of 3,970.00 feet, through a central angle of 00° 59’ 50”, an arc length of 69.10 feet (chord bears south 67° 00’ 05” east 69.10 feet) to a point of reverse curvature; thence on a curve concave to the south, having a radius of 2,430.00 feet, through a central angle of 08° 41’ 38”, an arc length of 368.72 feet (chord bears south 63° 09’ 11” east 368.37 feet) to the point of beginning.

EXCEPTING THEREFROM the following described property:

A parcel of land located in the northeast one-quarter of section 25, township 1 north, range 2 West, Willamette meridian, Washington County, Oregon and being a portion of lot 13, “Tanasboume Corporate Center”, described as follows:

Beginning at the southeast corner of said lot 13; thence along the east line north 29° 55’ 47” east 586.25 feet to the northeast corner; thence along the north line north 60° 04’ 13” west 171.00 feet; thence leaving said line south 29° 55’ 47” west 605.74 feet to a point on the south line of said lot 13 and a point on the north right-of-way line on N.W. Tanasboume Drive; thence along said lot line and right-of-way line on a non-tangent curve concave to the north the radius point of which bears north 23° 29’50” east, having a radius of 3,970.00 feet, through a central angle of 00° 59’ 50”, an arc length of 69.10 feet (chord bears south 67° 00’ 05” east 69.10 feet) to a point of reverse curvature; thence on a curve concave to the south, having a radius of 2,430.00 feet, through a central angel of 02° 25’ 44”, an arc length of 103.02 feet (chord bears south 66° 17’ 08” east 103.01 feet) to the point of beginning.

EXHIBIT C

WORK AGREEMENT

SECTION 1        GENERAL

Landlord agrees to provide certain improvements in the Premises in accordance with this Work Agreement. Landlord shall pay ~~for the shell~~ all costs ~~(estimated at $95,582,25) and up to $178,201.69 (the “T1 Allowance”)~~ towards the cost of designing and construction the improvements in the Premises ~~pursuant to the terms~~ as provided in the attached Exhibit C-1 Plans and further described by the Exhibit C-2 General Outline Specification for Tenant Improvements and Exhibit C-3 Construction Budget Sheet. ~~of this Work Agreement. All costs, fees, and expenses including, without limitation, governmental fees and assessments in connection with the design, permitting, installation, materials, labor, and construction of the improvements in the Premises in excess of the TI Allowance shall be paid for by Tenant within twenty (20) days after billing therefore excluding architectural and planning services provided by Landlord.~~ Throughout the process of design and construction of the Tenant improvements, Dan Sweeney (“Tenant’s Construction Representative”) shall be available for onsite and telephone consultations and decisions as necessary. Tenant’s Construction Representative’s address is 5900 Green Oak Drive, Minneapolis MN 55343 and his telephone number is 503-310-2254. Tenant’s Construction Representative shall have the authority to bind Tenant as to all matters relating to the tenant improvements.

SECTION 2        DESIGN OF TENANT IMPROVEMENTS

~~2.1             Landlord shall retain the services of a space planner or architect to prepare the necessary drawings, including without limitation Basic Plans and Working Plans as described below for construction of the tenant improvements (the “Plans”). The costs, feeds, and expenses incurred in connection with the Plans shall be deducted from the T1 Allowance.~~

2.2             ~~Within five (5) business days after Landlord delivers to Tenant a copy of the Basis Plans, Tenant shall either approve the Basic Plans or shall set out the revisions requested by Tenant to the Basis Plans. Also, Tenant shall clearly identify and locate on the Basic Plans any equipment requiring special plumbing or mechanical systems, areas subject to above normal leads, special openings in the floor, ceiling, or walls, and other major or special features; and (ii) locations of telephone and electrical receptacles, outlets, and other items requiring electrical power (for special conditions and equipment, power requirements, and manufacturer’s model numbers must be included).~~

~~2.3             Landlord shall review any revisions made to the Basic Plans and shall, in writing within         business days after receipt, either approve the revised Basic Plans or reject them, in which ease Landlord shall specify in reasonable detail the deficiencies in the Basic Plans as submitted. If the Basic Plans are rejected, Tenant shall resubmit required changes to the Basic Plans as soon as practicable until Landlord’s approval has been obtained. Following Landlord’s approval of the Basic Plans, Landlord’s space planner or architect shall produce full working drawings for construction sufficient to obtain all necessary permits and with sufficient detail to construct the improvements, including specifications for every item included thereon (the “Working Plans”). Landlord shall have the right to stop the design process at any point and terminate the Lease if it appears to Landlord that the cost; timing, or some other issues related to the tenant improvements will not be resolved between the parties.~~

2.4             Tenant shall be responsible for delays and additional costs in completion of the design and construction of Tenant’s improvements caused by changes made by Tenant to the attached plans. ~~to the Working Plans after Landlord delivers them to Tenant or by delays in delivery of special materials requiring long lead times.~~

SECTION 3        CONSTRUCTION OF TENANT IMPROVEMENTS

3.1             ~~Upon completion of the Working Plans and at the request of Tenant, Landlord and its contractor shall provide to Tenant in writing an estimate of the cost of improvements to be provided at Tenant’s expense pursuant to Section 1 of this Work Agreement. Within five days after Tenant’s receipt of such estimated cost, Tenant~~

~~shall delete any items which Tenant elects not to have constructed and shall authorize construction of the balance of the improvements. In the absence of such written authorization, Landlord shall not be obligated to commence work on the Premises and Tenant shall be responsible for any costs due to any resulting delay in completion of the Premises. Notwithstanding the provisions of this Section 3.1, Tenant may request Landlord’s approval to use a contractor other than Landlord’s for the construction of Tenant’s improvements. Tenant shall include with any request for such approval a written estimate by Tenant’s contractor of the cost of the improvements. Landlord shall respond to any request for such approval within ten days after receipt of the request. If Landlord approves Tenant’s request to use its own contractor, the work performed by such contractor shall be in conformance with the provisions of Section 3.4 of this Work Agreement.~~

3.2             ~~If Landlord’s contractor is to construct Tenant’s improvements, then prior to commencement of construction of the improvements, Tenant shall either (i) deposit with Landlord cash in an amount equal to the estimated cost of the improvements to be installed at Tenant’s expense pursuant to Section 1 of this Work Agreement, or (ii) provide Landlord with other evidence or assurance, such as a bond, satisfactory to Landlord of Tenant’s ability to pay the estimated cost of such improvements. Landlord’s contractor shall then complete the improvements in accordance with the Working Plans. Any additional amounts payable by Tenant for the actual cost of the improvements beyond the Improvement Allowance shall be paid upon acceptance of the Premises by Tenant in accordance with the terms of the Lease, or upon receipt of the final accounting. If each is deposited by Tenant as provided above in this Section 3.2, any excess paid by Tenant over the actual cost of the improvements shall be promptly refunded to Tenant by Landlord.~~

3.3             If Tenant desires any change to its improvements, Tenant shall submit a written request for such change to Landlord, together with all plans and specifications necessary to show and explain changes from the approved Working Plans. Any such change shall be subject to Landlord’s approval. If Landlord’s contractor is constructing Tenant’s improvements, Landlord or such contractor shall notify Tenant in writing of the amount, if any, which will be charged or credited to Tenant to reflect the cost of such change.

SECTION 4        COMPLETION AND INSPECTION

4.1            Substantial Completion Date. Landlord shall be deemed to have met its obligation to substantially complete Landlord’s Work in conformity with the working drawings for construction upon (a) the issuance by the City of Hillsboro of a certificate of occupancy or a temporary certificate of occupancy for the Building (or any comparable approval of Landlord’s work) which does not contain any condition preventing occupancy and the use of the Building (herein the “Certificate of Occupancy’), and (b) the issuance by the Architect of a certificate stating that, except for any then remaining Punchlist Items, construction of Landlord’s work has been substantially completed according to the Final Plans and Specifications (herein the “Architect’s Certificate”). The date upon which substantial completion occurs is herein referred to as the “Substantial Completion Date.”

4.2            Inspection and Creation of Punchlist. Approximately thirty (30) days prior to the date which Landlord anticipates to be the Substantial Completion Date, Landlord shall deliver to Tenant written notice of the expected Substantial Completion Date. Approximately five (5) days prior to the anticipated Substantial Completion Date, representatives of Landlord and Tenant shall make a joint inspection of the Building to create an agreed upon list of items of Landlord’s Work yet to be substantially completed. The items included in such list are herein referred to as the “Punchlist Items.” If the parties are unable to agree whether any particular item is to be included as a Punchlist Item, then the decision of the Architect as to such item shall be binding.

4.3            Performance of Punchlist Work; Final Completion. Landlord shall complete Punchlist Items after the Substantial Completion Date. The existence of Punchlist Items shall not delay delivery of possession nor the Lease Commencement Date. Tenant shall be given possession of the Premises upon the Substantial Completion Date, but Landlord shall continue to have complete access to the Premises for the purpose of taking any and all steps related to then remaining Punchlist Items, and Tenant shall cooperate to facilitate such steps. The obligation of Landlord to perform punchlist work shall be to perform the same to an industry standard level, not to perfection; any disagreement as to whether an item of punchlist work has been performed to industry standard shall be resolved by the Architect. If Landlord fails to complete any particular Punchlist Item within ninety (90) days after written notice front Tenant that the same remains uncompleted, and if such failure is not due to a cause beyond the reasonable control of Landlord, then Tenant may perform the necessary correction, in which event Landlord shall reimburse Tenant for all actual out-of-pocket expenses incurred in such correction upon deliver by Tenant of substantiation of amount of such expenses. Landlord shall be deemed to have fully and finally completed its construction obligations hereunder upon the date (herein the “Final Completion Date”) that Landlord shall have completed its punchlist obligations.

EXHIBIT “C-1” TO THAT LEASE DATED JUNE 1, 2005 BY
AND BETWEEN MARK. TANASBOURNE L.L.C. AN OREGON
LIMITED LIABILITY COMPANY, LANDLORD, AND
MATHSTAR. A MINNESOTA CORPORATION, TENANT
/s/ JM	LANDLORD	/s/ DS	TENANT

EXPANSION AREA
GENERAL NOTES
TESTING LAB
CONF
SERVER
STOR.
BREAK RM.
FILES COPY MAIL
RECEPTION

MATHSTAR

SECOND FLOOR PLAN

6473 RSF
2072 RSF EXPANSION

SUNSET CENTER AT TANASBOURNE COMMERCE CENTER
BUILDING ONE
6/01/05

EXHIBIT C-2

SUNSET CENTER AT TANASBOURNE

General Outline Specifications for Tenant Improvements

Project Description:          Work shall include demising walls to underside of structure; interior walls to underside of suspended ceiling; general office finishes including floors, walls doors frames and hardware, suspended acoustic ceilings; HVAC in offices; wet fire sprinkler system; restroom and plumbing; electrical and lighting systems.

General Requirements:

•                  All construction permits are included as part of the Improvement Cost.

•                  Fire and extended coverage insurance (Builder’s Risk) shall be provided by Landlord as part of the Improvement Cost.

•                  All work shall be in accordance with the Uniform Building Code and local jurisdictions.

Cabinetry:

•                  Cabinets shall be particle-board construction with melamine faced interiors and plastic laminate at all exposed surfaces. Countertops and splashes shall be plastic laminate.

•                  Tenant reception counter is 0 allowance.

Insulation:

•                  3 1/2 “ unfaced batt insulation in demising walls and ceilings.

Door, Frames & Hardware:

•                  Interior doors shall be 3’0” x 8’ 10” x 1 3/4” flush, solid core (AWI grade Premium) with maple quarter sawn veneer face (AWI Type II) and pre-finished with clear lacquer.

•                  Interior door frames shall be knock-down metal drywall type (Timely) 18 ga; primed. Color: Match wall color.

•                  Interior door hardware shall be l 1/2” pr. 4 1/2” butt hinges; Schlage 625 latchsets and locksets in lever handles, Option 03 chrome finish; wall stops.

Partitions:

•                  Interior walls shall be 3 1/2” metal studs @ 24” o.c. to underside of suspended ceiling (9’ typical ); one layer of 5/8” drywall on each side with smooth finish; two coats of latex enamel paint; 4” rubber base.

Suspended Ceiling:

•                  Suspension system shall be 2’ x 4’ exposed T-bar grid supported from roof structure. Ceiling tile shall be non- directional, fissured mineral fiberboard with standard white finish at all offices (Armstrong #733 “Second Look”) at 9’0” above finished floor. Suspension system is included.

Floor Coverings:

Office Carpet:

Style:	Shaw Design Services V (5A032) or equivalent
Gauge:	1/10
Stitches Per Inch:	9.5
Production Yarn Weight:	30 oz./SY
Finished Pile Thickness:	201 inches
Average Density:	5,373 oz./CY
Warranty:	10 year Commercial Ltd.

Sheet Vinyl:

Type:	Classic Corlon Sheet Vinyl Flooring
Width:	6 Feet
Style:	Seagate
Reference Specification:	Grade 1, Class A backing
Gauge:	2.16 mm overall/1.27 mm wear/layer
Load Limit:	500 psi
Manufacturer:	Armstrong “Seagate”

•        Sheet vinyl (Armstrong “Seagate”) in Janitors closet.

•        Vinyl cove base; 4” in carpeted areas; 4” in sheet vinyl and VCT areas.

Painting/Finishing:

•                  Interior drywall paint shall be a two coat, one color application; wood doors to be pre-finished maple quarter sawn veneer with clear lacquer. Miscellaneous metals receive an enamel finish.

Window Coverings:

•                  Hunter Douglas color 724 Crème de la crème (pearl) Blinds on any interior relites are not included.

Plumbing:

•                  Complete and code approved domestic water and sanitary sewer systems shall be provided.

•                  Plumbing fixtures shall be Kohler (or equal); including toilet, lavs (in countertops); faucets . Water heater; capacity as required. Drinking fountain as required by code. All fixtures to meet all applicable ADA requirements.

Fire Protection:

•                  Office areas shall have semi-recessed heads with chrome escutcheons complete per code.

Electrical/Exterior, Exit and Emergency Lighting:

•                  Exit and emergency lighting shall be provided to meet UBC and ADA requirements.

Electrical/Interior Lighting:

•                  Office areas shall have 2’ x 4’ florescent “lay-in” Lithonia 18 cell parabolic fixtures. Cost of these fixtures is included in the overall shell cost.

•                  Light control switching minimum requirements shall be: offices – one switch on wall near door; conference rooms – two switches on wall near door; restrooms and lunch rooms – one switch on wall near door; corridors – two switches.

Electrical/Power:

•                  Receptacles shall be provided as required by code in all areas.

•                  Service panel will be a 100 amp, 42 circuit for the floor.

Electrical/Telephone & Data:

•                  Telephone and/or data outlets shall be wall mounted mud rings with pull cords only to above the ceiling line. Telephone equipment, signaling and intercom are not included.

•                  Data and/or computer wiring by Tenant.

EXHIBIT “C-3” TO THAT LEASE DATED JUNE 1, 2005 BY
AND BETWEEN MA. TANASBOURNE L.L.C. AN OREGON
LIMITED LIABILITY COMPANY, LANDLORD, AND
MATHSTAR. A MINNESOTA CORPORATION, TENANT
/s/ JM	LANDLORD	/s/ DS	TENANT

CONSTRUCTION BUDGET SHEET

TENANT:	MATH STAR

BUILDING:	SUNSET CENTER I

SUITE:	2ND FLOOR

RSF:	6,473 SQ. FT.	$28.47 /sq. ft.

JOB NO:

ESTIMATE DATE:	June 1, 2005
PLAN DATE:	MMP PLAN June 1, 2005

DESCRIPTION	QUOTE	DESCRIPTION	QUOTE

220 if New walls; Furr out columns (6)	12,210.00

126 If Demising walls	3,465.00	Paint	3,600.00

(10) New doors, frames & hardware	15,000.00

Glass entry doors & site Iltes	12,000.00	Construction clean up	2,000.00

		Contingency	10,000.00
720 s.y. Carpet, pad, STD, VCT & installation	14,500.00
Rubber base	2,000.00	Office area secondary ductwork	6,400.00
		Low pressure ductwork, including grilles:
Electrical; (2) power poles, (5) floor duplex	23,300.00	Small Conference Room Exhaust Fan	1,200.00
outlets; (4) power whips @ columns; (121)		Small Conference Room Exhaust Fan	1,200.00
wall duplex outlets; (15) dedicated outlets;		Small Conference Room Exhaust Fan	1,200.00
(13) light switches; (42) telephone/data		Large Conference Room New Box	3,500.00
outlets; HVAC power for 24/7 units		Break Room New Box	3,500.00
		Testing Lab New 2-ton 24/7 Split	7,000.00
		Server Room New 3-ton 24/7 Split	8,000.00
Cabinets 24 If U/L p-lam	8,400.00
		Testing Lab Exhaust System	5,000.00
Plumbing; (1) standard sink	2,500.00

Window coverings	5,100.00

		SUB TOTAL #1	151,075.00
		PERMIT FEE (REIMBURSABLE)	3,100.00
		OVERHEAD & FEE	23,126.25
		SUB TOTAL #2	177,301.25
		ARCHITECT FEE	7,000.00
		DESIGNER FEE	0.00
		TOTAL ESTIMATE	184,301,25

CLARIFICATIONS:	Wood base	Add $3,000

Excludes: Refrigerator, microwave & coffee maker
Excludes: Test benches furniture, equipment racks & V/D cabling. 208 volt is available to building electrical panel

AUTHORIZATION SIGNATURES:

MMCC:	DATE:	June 1, 2005
TENANT:	DATE:
THIS WORK IS TO BE PAID FOR BY TENANT	OWNER	OTHER

EXHIBIT D

ESTOPPEL CERTIFICATE

Landlord:	Mark Tanasbourne LLC, an Oregon limited liability company

Tenant:

Premises:	, Sunset Center at Tanasboume

Area:	Rentable Sq. Ft.	Lease Date:

Lender:

The undersigned Landlord and Tenant of the above-referenced Lease (the “Lease”) hereby ratify the Lease and certify to Lender as mortgagee of the real property of which the premises demised under the Lease (the “Premises”) is a part, as follows:

1.                                 That the term of the Lease commenced on                                , 19           , Tenant is in full and complete possession of the Premises demised under the Lease, and Tenant has commenced full occupancy and use of the Premises, such possession having been delivered by Landlord and having been accepted by the Tenant.

2.                                 That the Lease presently calls for monthly Base Rent installments of $                   and that Tenant is paying monthly installments of Base Rent of $                   which commenced (or will commence) to accrue on the                 day of                                               , 19         .

3.                                 That no advance rental or other payment has been made in connection with the Lease, except rental for the current month, and that: (initial one)

(  )                                  there is no “free rent” or other concession under the remaining term of the Lease and the rent has been paid to and including                           , 19        .

(  )                                  there is “free rent” which extends through                                 , 19          , that the first month following the free rent period has been paid in advance, and no further free rent or prepaid rent exists throughout the remaining term of the Lease.

4.                                 That a security deposit in the amount of $                      is being held by Landlord, which amount is not subject to any set-off or reduction or to any increase for interest or other credit due to Tenant.

5.                                 That all obligations and conditions under said Lease to be performed to date by Landlord or Tenant have been satisfied, free of defenses and set-offs including construction work in the Premises.

6.                                 That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties; that there is no existing default on the part of Landlord or Tenant in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default; and that said Lease has: (initial one)

(  )                                  not been amended, modified, supplemented, extended, renewed or assigned.

(  )                                  been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:

                                                                                                                                                   .

7.                                 That the Lease provides for a primary term of                                     months; the term of the Lease expires on the                   day of                                     , 19        ; and that: (initial one)

(  )                                  neither the Lease nor any of the documents listed above in Paragraph 6 (if any), contain an option for any additional term or terms,

(  )                                  the Lease and/or the documents listed above in Paragraph 6 contain an option for                                additional term(s) of                        year(s) and                       month(s) (each) at a rent to be determined as follows:

                                                                                                                       .

8.                                 That Landlord has not rebated, reduced or waived any amounts due from Tenant under the Lease, either orally or in writing, nor has a Landlord provided financing for, made loans or advances to, or invested in the business of Tenant.

9.                                 That, to the best of Tenant’s knowledge, there is no apparent or likely contamination of the Premises by Hazardous Materials, and Tenant does not use, nor has Tenant disposed of, Hazardous Materials in violation of Environmental Laws on the real property or the Premises.

10.                           That there are no actions, voluntary or involuntary, pending against Tenant under the bankruptcy laws of the United States or any state thereof.

11.                           That this certification is made knowing that Lender is relying upon the representations herein made.

LANDLORD:	MARK TANASBOURNE LLC,
an Oregon limited liability company

	By:	Mark Properties Limited Partnership,
an Oregon limited partnership, Managing Member

		By:	Mark Management, LLC,
an Oregon limited liability company, General Partner

By
M. James Mark, Co-Manager

TENANT:	MATHSTAR, a Minnesota corporation

By
Its

EXHIBIT E

RULES AND REGULATIONS

1.             The entrances, halls, corridors, stairways, exits, and elevators shall not be obstructed by any of the tenants or used for any purpose other than for ingress and egress from their respective premises. The entrances, halls, corridors, stairways, exits, and elevators are not intended for use by the general public but for the tenant and its employees, licensees and invitees. Landlord reserves the right to control and operate the public portions of the Project and the public facilities as well as facilities furnished for the common use of the tenants, in such manner as it in its reasonable judgment deems best for the benefit of the tenants generally. No tenant shall invite to the tenant’s premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, elevators and other facilities of the Project by any other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose.

2.             Landlord may refuse admission to the Building outside of Business Hours on Business Days (as such terms are defined in the Lease) to any person not producing identification satisfactory to Landlord. If Landlord issues identification passes, Tenant shall be responsible for all persons for whom it issues any such pass and shall be liable to Landlord for all acts or omissions of such persons.

3.             No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens, if any, which are different from the standards adopted by Landlord for the Building shall be attached to or hung in any exterior window or door of the premises of any tenant without the prior written consent of Landlord.

4.             No sign, placard, picture, name lettering, advertisement, notice or object visible from the exterior of any tenant’s premises shall be displayed in or on the exterior windows or doors, or on the outside of any tenant’s premises, or at any point inside any tenant’s premises where the same might be visible outside of such premises, without the prior written consent of Landlord. Landlord shall adopt and furnish to tenants general guidelines relating to signs inside the Building. Tenant shall conform to such guidelines. All approved signs or lettering shall be prepared, printed, affixed, or inscribed at the expense of the tenant and shall be of a size, color and style acceptable to Landlord.

5.             The windows that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills.

6.             No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules.

7.             No bicycles, vehicles, animals, fish or birds of any kind shall be brought into or kept in or about the premises of any tenant or the Building.

8.            No noise, including, but not limited to, music or the playing of musical instruments, recordings, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Project, shall be made or permitted by any tenant.

9.            No tenant, nor any tenant’s contractors, employees, agents, visitors, invitees or licensees, shall at any time bring into or keep upon the premises or the Building any inflammable, combustible, explosive, environmentally hazardous or otherwise dangerous fluid, chemical or substance.

10.          All movement of freight, furniture, packages, boxes, crates or any other object or matter of any description must take place during such hours and in such elevators, and in such manner as Landlord or its agent may determine from time to time. Any labor and engineering costs incurred by Landlord in connection with any moving herein specified, shall be paid by Tenant to Landlord, on demand.

9

11.             No tenant shall occupy or permit any portion of its premises to be occupied as an office for a public stenographer, public word processor, printer or photocopier. No tenant shall use its premises, or permit any part thereof to be used, for manufacturing or the sale at retail or auction of merchandise, goods or property of any kind.

12.             Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon any tenant’s premises. If, in the judgment of Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the tenant and in such manner as Landlord shall determine.

13.             Landlord, its contractors, and their respective employees, shall have the right to use, without charge therefor, all light, power and water in the premises of any tenant while cleaning or making repairs or alterations in the premises of such tenant.

14.             No premises of any tenant shall be used for lodging or sleeping or for any immoral or illegal purpose.

15.             The requirements of tenants for any services by Landlord will be attended to only upon prior application to the Landlord. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.

16.             Canvassing, soliciting and peddling in the Project are prohibited and each tenant shall cooperate to prevent the same.

17.             Each tenant shall store its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office building trash and garbage in the City of Hillsboro without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate. No tenant shall cause or permit any unusual or objectionable odors to emanate from its premises which would annoy other tenants or create a public or private nuisance.

18.             No coin vending machine, video game, coin or token operated amusement device or similar machine shall be used or installed in any tenant’s premises without Landlord’s prior written consent.

19.             No bankruptcy, going out of business, liquidation or other form of distress sale shall be held on any of tenant’s premises. No advertisement shall be done by loudspeaker, barkers, flashing lights or displays or other methods not consistent with the character of a high-quality office building.

20.             Nothing shall be done or permitted in any tenant’s premises, and nothing shall be brought into or kept in any tenant’s premises, which would impair or interfere with the economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the reasonable judgment of Landlord, might cause any such impairment or interference.

21.             No acids, vapors or other similar caustic materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building other than the vent for hard soldering as provided in the initial improvements. The water and wash closets and other plumbing fixtures in or serving any tenant’s premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, invitees, visitors or licensees shall have caused the same.

10

22.             All entrance doors in each tenant’s premises shall be left locked and all windows shall be left closed by the tenant when the tenant’s premises are not in use. Entrance doors to the tenant’s premises shall not be left open at any time. Each tenant, before closing and leaving its premises at any time, shall turn out all lights.

23.             Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

24.             Window coverings for all windows in each tenant’s premises above the ground floor shall be lowered as reasonably required because of the position of the sun, during the operation of the Building air-conditioning system to cool or ventilate the tenant’s premises.

25.             Landlord reserves the right to rescind, modify, alter or waive any rule or regulation at any time prescribed for the Project when, in its reasonable judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants generally, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. Landlord shall not be responsible to any tenant for the non-observance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Project.

26.             Landlord reserves the right to add to, modify or otherwise change these Rules and Regulations. Such changes shall become effective when written notice thereof is provided to tenants of the Project.

11

EXHIBIT “F-1” TO THAT LEASE DATED JUNE 1, 2005 BY
AND BETWEEN MARK. TANASBOURNE L.L.C. AN OREGON
LIMITED LIABILITY COMPANY, LANDLORD, AND
MATHSTAR. A MINNESOTA CORPORATION, TENANT
/s/ JM	LANDLORD	/s/ DS	TENANT

EXHIBIT “F-2” TO THAT LEASE DATED JUNE 1, 2005 BY
AND BETWEEN MARK. TANASBOURNE L.L.C. AN OREGON
LIMITED LIABILITY COMPANY, LANDLORD, AND
MATHSTAR. A MINNESOTA CORPORATION, TENANT
/s/ JM	LANDLORD	/s/ DS	TENANT

ADDENDUM TO THE LEASE DATED JUNE 1, 2005 BY AND BETWEEN
SUNSET CENTER, LLC, AN OREGON LIMITED LIABILITY COMPANY, LANDLORD
AND MATHSTAR, A MINNESOTA CORPORATION, TENANT

29.17      OPTION TO EXPAND.

So long as Tenant is not then in default of the Lease beyond any applicable cure periods, Tenant shall have a one-time option to expand the Premises (the “Second Floor Expansion Option”) by adding approximately 2,072 rentable square feet located on the second floor of the Building as outlined on the attached Exhibit A-1 ((the “Second Floor Expansion Option”), in accordance with the terms of this Section 29.17. If Tenant wishes to exercise the Second Floor Expansion Option, Tenant shall do so by giving Landlord written notice of its exercise of the Second Floor Expansion Option (the “Second Floor Expansion Notice”) no later than on June 30, 2006. If Tenant does not give Landlord a written notice exercising Tenant’s Second Floor Expansion Option, then the Option shall terminate and shall be of no further force or effect.

If Tenant gives Landlord written notice of its exercise of the Second Floor Expansion Option on or before June 30, 2006, then, effective on the earlier of (a) the date on which tenant improvements in the Second Floor Expansion Space are substantially completed or (b) September 1, 2006 (the “Second Floor Expansion Space Commencement Date”), the Second Floor Expansion Space shall be added to the Premises. The annual Base Rent for the Second Floor Expansion Space (the “Second Floor Expansion Space Base Rent”) shall equal the rate per square foot at the time of the Second Floor Expansion Space Commencement Date, as set forth in the Summary of Fundamental Provisions, Item #5 of this Lease, multiplied by 2,072’, and the Second Floor Expansion Space Base Rent shall increase as set forth in the Summary of Fundamental Provisions, Item #5 of the Lease. The tenant improvement allowance to be provided by Landlord for the Second Floor Expansion Space shall equal $23.86 per rentable square foot.

Effective on the Second Floor Expansion Space Commencement Date, the following shall occur: (a) the Second Floor Expansion Space shall be added to the Premises for the remainder of the Term of the Lease, (b) Base Rent for the Premises shall be increased by an amount equal to the Second Floor Base Rent determined as provided in this Section 29.17, and (c) Tenant’s Proportionate Share of Operating Expenses shall increase proportionately based on the increase in square footage in the Premises. Subject to the tenant improvement allowance to be provided by Landlord and Landlord’s obligations regarding common areas described above in this Section 29.17, Tenant shall lease the Second Floor Expansion Space in its “as-is” condition as of the Second Floor Expansion Space Commencement Date. The terms of the work agreement attached as Exhibit C to this Amendment shall apply to the improvements to the Second Floor Expansion Space and the use of such tenant improvement allowance as if the Second Floor Expansion Space were the original Premises leased under this Lease.

29.18      RIGHT OF FIRST REFUSAL.

During the first eighteen (18) months of the Lease, in the event a third party is interested in space on the second floor, Landlord agrees to give Tenant prior written notice. Tenant shall have seventy-two (72) hours to respond to the notice and to negotiate a lease satisfactory to Landlord, or Landlord may lease the area to the third party and Tenant shall have no further rights to this space. The same terms and conditions shall apply to said expansion space including, but not limited to, the base rental rate and an improvement allowance equal to $.46 per foot for each month remaining in the lease term effective with the addition of the additional space to the leased Premises. This Right of First Refusal shall expire on December 31, 2006.

29.19      OPTION TO TERMINATION.

Provided Tenant is not in default, Tenant shall have the option to terminate the Lease effective December 31, 2008 by giving Landlord one hundred-eighty (180) days prior written notice. Upon said termination, Tenant shall be required to pay Landlord the unamortized balance of the cost of tenant improvements and all leasing commissions.

12

The balance shall be computed on the basis of an even payment amortization over the lease term at 6% annual interest and shall be due and payable on the date that the termination notice is given to Landlord.

13

July 24, 2007

Jim Cruckshank

MathStar

19075 NW Tanasbourne Drive

Hillsboro, Or 97124

Dear Mr. Cruckshank:

Reference is made to that certain Lease dated June 1, 2005, and as amended September 23, 2005 by and between MARK TANASBOURNE LLC, an Oregon limited liability company, Landlord and MATHSTAR, a Minnesota corporation, Tenant.

This letter shall serve as an amendment to said Lease and shall change only the following terms and conditions:

PREMISES:

Effective upon substantial completion of the tenant improvements, Suite 290, an area of approximately 2,360 rentable square feet, as shown on the attached Exhibit A (“Second Expansion Premises”) shall be added to the Premises.

TENANT’S PROPORTIONATE SHARE:

Effective upon substantial completion, Tenant’s proportionate share for the Second Expansion Premises shall be 3.39% with a Base Year of 2007. The proportionate share for the Total Premises shall be 20.65%.

BASE MONTHLY RENTAL:	Effective upon substantial completion of the tenant improvements Base Monthly Rental for the Second Expansion Premises shall be as follows:

	Substantial compl – 6/30/08	21.63	$4,253.90/mo.
	7/1/08 – 6/30/09	22.68	$4,460.40/mo.
	7/1/09 – 6/30/10	22.95	$4,513.50/mo.
	7/1/10 – 2/28/11	23.64	$4,649.20/mo.
	3/1/11 – 8/31/11	24.35	$4,788.83/mo.

LEASE EXTENSION, SUITES 200 AND 210:	The lease of the existing premises, Suites 200 and 210 shall be extended to August 31, 2011.

TENANT IMPROVEMENTS	Landlord shall improve the leased premises per the attached Exhibit “B”. Any and all other improvements shall be at the sole cost of the Tenant.

OPTION TO TERMINATE	There are no further options to terminate.

111 SOUTHWEST COLUMBIA, SUITE 1380 • PORTLAND, OREGON 97201 • TELEPHONE: (503) 223-9203 FAX: (503) 223-4606 www.melvinmark.com

CORE Worldwide Commercial Real Estate Services • Portland • Seattle • San Francisco • Sacramento • Long Beach • Los Angeles • San Diego • Honolulu • Denver
Phoenix • Dallas • Houston • Chicago • New York • Boston • Hartford • Baltimore • Washington D.C. • Orlando • Atlanta • Toronto • London

MathStar

July 24, 2007

All other terms and conditions of said Lease shall remain the same. If the terms of this Amendment meet with your approval, please sign all copies and return to us for execution by Mark Tanasbourne LLC, Landlord. We will return one fully executed copy for each of your files.

Thank you.

Sincerely,

/s/ M. James Mark

M. James Mark

Chief Executive Officer
Melvin Mark Companies

MARK TANASBOURNE LLC			MATHSTAR, a Minnesota Corporation
an Oregon limited liability company

By:	Mark Properties Limited Partnership		By:	/s/ James W. Cruckshank
an Oregon limited partnership
	Managing Member		Its:	VP Admin/CFO

By:	Mark Management LLC
an Oregon limited liability company
General Partner

	By:	/s/ M. James Mark
M. James Mark
Manager

MathStar

July 24, 2007

EXHIBIT A
FLOOR PLAN

MIN.
WCLSR.
Electrical location for table?
Electrical location for table?
Verify base feed locations?
7 3 3/16"
1
2
3
4
5
6
7
8
9
10
3
4

Mathstar

Atrium Space 06.26.07

MathStar

July 24, 2007

EXHIBIT B

CONSTRUCTION BUDGET SHEET

MELVIN MARK CONSTRUCTION COMPANY
CONSTRUCTION BUDGET SHEET

TENANT:	MathStar

BUILDING:	Sunset Center
SUITE:	# 200
RSF:	$35.02/rsf

JOB NO:

ESTIMATE DATE:	July 16, 2007		revised 07/19/07
PLAN DATE:	July 3, 2007

DESCRIPTION	QUOTE		DESCRIPTION		QUOTE

Demo existing reception wall	75.00		Furnish & install (29) 2X4 light fixtures:
			(1) new exit sign, (3) emergency 2X4
Demising wall and installation	3,135.00		fixtures; (8) 120 volt duplex outlets;
New sheetrock partition walls w/ Insulation	6,640.00		(4) light switches; (4) power base
Exterior shell walls and vapor barrier	1,210.00		feeds; (2) floor feeds; (1) power for
Carpet protection	105.00		card reader; VHV power connection;
Pick up and haul materials and clean up	736.00		(6) phone/data boxes: fire alarm
			devices; furnish and install (4) new
Furnish and install new doors, frames and			fluorescent recessed down lights w/
relites	7,084.00		dimming ballasts & (2) fluorescent
			dimmer switches		15,698.00
Install building stock ceiling tile and grid	4,486.00
			New duct work, temperature sensors;
New fire protection sprinklers	3,146.00		Install (1) new VHV cooling unit		10,475.00

Paint walls, doors, frames & relite frames	1,675.00		Furnish & install new direct glue		4,713.00
			carpet to match existing; floor prep		106.00
(10) exterior & (2) interior mint·blinds	1,560.00
			MMC labor		350.00
Furnish & Install new 4” rubber base	427.00		Construction clean up		575.00
			Contingency		500.00
(THIS IS NOT AN INVOICE)			SUB TOTAL #1		62,696.00
			PERMITS & INSPECTIONS		1,700.00
			OVERHEAD & FEE		9,659.40
			SUB TOTAL #2		74,055.40
			ARCHITECT FEE		1,500.00
			DESIGNER FEE		0.00
			TOTAL ESTIMATED COST		75,555.40
CLARIFICATIONS:

AUTHORIZATION SIGNATURES:

MMCC:	/s/ David W. Zier		Date:	7/19/07
David W. Zier, President

TENANT:	/s/ [ILLEGIBLE]		Date:	07/19/07

THIS WORK IS TO BE PAID FOR BY:	Tenant	—
	Owner	—